DELAWARE(SM)
INVESTMENTS                              Delaware Tax-Free Iowa Fund
------------                             Delaware Tax-Free Missouri Insured Fund
                                         Delaware Tax-Free Oregon Insured Fund
                                         Delaware Tax-Free Wisconsin Fund

Tax-Exempt Income


                                                         2001 SEMI-ANNUAL REPORT

                          [TAX-EXEMPT INCOME ARTWORK]

A TRADITION OF SOUND INVESTING SINCE 1929
-----------------------------------------

TABLE OF CONTENTS

Letter to Shareholders                     1

Portfolio Management
Review                                     3

Performance Summary

  Delaware Tax-Free
  Iowa Fund                                7

  Delaware Tax-Free
  Missouri Insured Fund                    8

  Delaware Tax-Free
  Oregon Insured Fund                      9

  Delaware Tax-Free
  Wisconsin Fund                          10

Financial Statements

  Statements of Net Assets                11

  Statements of Operations                19

  Statements of Changes in
  Net Assets                              20

  Financial Highlights                    21

  Notes to Financial
  Statements                              33

A Commitment to Our Investors

Experience
[] Our seasoned investment professionals average 11 years' experience, bringing a wealth of knowledge and expertise to our management team.
[] We began managing investments in 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a wide range of economic and market environments.

Performance
[] We strive to deliver consistently good performance in all asset classes.
[] We believe that hiring the best and the brightest in the industry, conducting fundamental research and working in a disciplined investment process are essential to quality investment management.

Service
[] We are committed to providing the highest standards of client service.
[] You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.
[] We make our funds available through financial advisers who can offer you individualized attention and valuable investment advice.

Diversification
[] Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.
[] We offer mutual funds in virtually every asset class from domestic equity and fixed-income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware and its affiliates manage approximately $88 billion in assets as of March 31, 2001.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.
(C)Delaware Distributors, L.P.

Dear Shareholder

"IN CONTRAST TO THE

CORPORATE SECTOR, STATE

AND LOCAL GOVERNMENT

CREDIT WORTH GENERALLY

DID NOT WEAKEN IN THE

FALL OF 2000."

April 9, 2001

Recap of Events -- During the six-month period ended February 28, 2001, the U.S. economy slowed significantly. Weak corporate profits and discouraging economic indicators increased as the period progressed, contributing to poor performance in U.S. stock indexes and leading the Federal Reserve Board to begin a series of interest rate cuts in January.

The dim profit picture late in 2000 led to frequent credit downgrades for U.S. corporations. As a result, investors seeking refuge in fixed-income investments often reached for securities with the highest credit ratings. In contrast to the corporate sector, state and local government credit worth generally did not weaken in the fall of 2000. As a result, municipal bonds were among those investments that often appealed to investors seeking safety.

At the start of the fiscal year, interest rate hikes, coupled with the U.S. Treasury buyback and April turmoil in the U.S. stock market, led to a marked increase in demand for the safety of bonds. With many investors looking to offset higher-risk holdings in 2000, and with municipal credit being strong, demand for municipal bonds generally remained high throughout the period ended February 28, 2001.

After a quiet start to 2001 in which supply remained scarce, new municipal bond issuance increased quickly and was booming by the end of February. The national 30-day visible supply, which is a forecast of bond issues coming to market over the next month, had climbed by February 28, 2001 to more than $9 billion -- an extremely high level of upcoming issuance (Source: Thomson Municipals Group). The result was generally better bond selection in many states, as well as higher yields.

Total Returns

For the period ended February 28, 2001                          Six Months
--------------------------------------------------------------------------------
Delaware Tax-Free Iowa Fund -- Class A Shares                     +4.47%

Delaware Tax-Free Wisconsin Fund -- Class A Shares                +4.36%

Lipper Other States Municipal Debt Funds Average (82 funds)       +4.29%
--------------------------------------------------------------------------------
Delaware Tax-Free Missouri Insured Fund -- Class A Shares         +4.76%

Lipper Missouri Municipal Debt Funds Average (21 funds)           +4.97%
--------------------------------------------------------------------------------
Delaware Tax-Free Oregon Insured Fund -- Class A Shares           +5.41%

Lipper Oregon Municipal Debt Funds Average (26 funds)             +4.32%
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index                              +5.19%

All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes can be found on pages 7 through 10. The Lipper categories represent the average returns of a peer group of municipal bond funds with similar investment objectives tracked by Lipper (Source: Lipper, Inc.). The Lehman Brothers Municipal Bond Index is an unmanaged composite that tracks investment-grade corporate and government bonds. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Unlike U.S. Treasuries, the U.S. government does not guarantee the payment of principal and interest on municipal bonds.

As of February 28, 2001, the national average yield on the 30-year AAA municipal bond stood at 5.29%. By comparison, the 30-year Treasury bond was yielding 5.28% and the two-year Treasury note 4.36% (Source: Bloomberg).

Delaware Tax-Free Funds for Iowa, Missouri, Oregon, and Wisconsin provided positive performance during the six months ended February 28, 2001. Performance for three of the four funds was either in line with, or better than, performance of a relative Lipper peer group, with the exception of the Tax-Free Missouri Insured Fund. On the following pages, management discusses the specific performance of each fund for the six months ended February 28, 2001.

Market Outlook -- Although the slowing U.S. economy poses challenges to municipal investors, we are cautiously optimistic about the rest of the year.

Municipal credit upgrades by Moody's Investors Service outpaced downgrades in 2000 by a ratio of greater than five to one overall, and greater than 10 to one among tax-backed municipal bonds. Although we believe that municipal credit should remain strong, we think that 2001 will be hard-pressed to repeat those numbers. In our opinion, a slower pace of consumer spending and job creation, coupled with weakening real estate price appreciation, could diminish municipal tax revenue growth during the coming year. Yet we believe a number of factors are currently working in favor of municipal credit, including strong debt protection, slower debt growth, and more conservative budgets that are a result of anticipation of weaker revenue growth.

Municipal bond investors may also have noticed that a White House tax cut could be in store for this year. We expect the effects of any such cut on the municipal markets to be minimal, and slow in evolving. The approval process for a tax bill is likely to be drawn out, and any plan calling for slowly phased-in decreases in tax rates is unlikely to have a strong near-term impact for municipal investors.

More importantly, we think there is evidence that the current economic downturn may be modest and short-lived. Presently, it appears that the Federal Reserve Board is likely to try to stimulate the economy through further interest rate cuts in 2001 -- a factor which could benefit your Fund going forward.

We believe that municipal bond funds continue to be important investment vehicles which can provide diversification and tax-advantaged investing. Thank you for your continued commitment to Delaware Investments.

Sincerely,

/s/ Charles E. Haldeman, Jr.              /s/ David K. Downes
----------------------------              -------------------------------
Charles E. Haldeman, Jr.                  David K. Downes
Chairman,                                 President and Chief Executive Officer,
Delaware Investments Family of Funds      Delaware Investments Family of Funds

PORTFOLIO MANAGEMENT REVIEW
---------------------------

     Elizabeth H. Howell
Senior Portfolio Manager

           April 9, 2001

The Funds' Results
During the six-month period ended February 28, 2001, municipal bond markets rose in tandem with U.S. Treasury bonds due to falling interest rates and a slowing U.S. economy. Municipal bond fund total returns for the period have generally been positive. During the period, stock market indexes declined sharply as equity prices struggled under the weight of earnings warnings, the burst in the dot-com bubble, and a spike in energy prices. In 2000, many municipal bond indexes charged toward double-digit returns and handily beat the major stock market indexes for the first time since 1992. These trends convinced investors to place a net $1.03 billion into municipal bond funds in January 2001 (Source:
Investment Company Institute).

For the better part of the period ended February 28, 2001, municipal bond supply was low, as states and municipalities issued less debt. This situation changed in early 2001, however, as the Federal Reserve began to aggressively cut short-term interest rates. Falling interest rates in January 2001 prompted municipalities to access the capital market and issue new debt. In the first two weeks of February, about $9 billion of tax-exempt bond issues came to the market.

The creditworthiness of many municipal bonds remains strong. Upgrades continue to outpace credit rating downgrades (Source: Moody's Investors Service). The weakness that was seen in the healthcare sector in the early part of 2000 has improved while healthcare related issues have shown relative improvement.

Delaware Tax-Free Iowa Fund
Delaware Tax-Free Iowa Fund returned +4.47% (Class A shares at net asset value with distributions reinvested) for the six-month period ended February 28, 2001. This compared favorably to the average return of the Fund's peer group, as measured by the Lipper Other States Municipal Debt Funds Average, which posted +4.29%. The Fund was positioned during the period to have a modestly longer average maturity and average duration than many funds in its peer group. With this position, the Fund delivered an above average total return for the period in the declining interest rate environment.

In addition, the Fund benefited from strong credit selection in a state that is currently enjoying a robust economy. The state continues to diversify its economy away from agriculture into sectors such as healthcare and financial services. Revenues generated by the services and finance sectors, as well as insurance and real estate sectors, have contributed to Iowa's general fund balance. The state has also benefited recently from increased revenues derived from legalized gambling.

It remains a priority in our management of Delaware Tax-Free Iowa Fund to minimize taxable events, such as capital gains. Despite rising bond prices, the

Fund was managed in a tax-efficient manner and no capital gains were declared in 2000. The Fund paid only tax-free income to shareholders.*

Delaware Tax-Free Missouri Insured Fund
Delaware Tax-Free Missouri Insured Fund returned +4.76% (Class A shares at net asset value with distributions reinvested) for the six-month period ended February 28, 2001. The Fund's performance fell slightly below that of its average peer, as measured by the Lipper Missouri Municipal Debt Funds Average, which posted a +4.97% return for the same period. The Fund, consistent with its investment strategy, was invested exclusively in insured bonds rated AAA by Standard and Poor's -- the highest credit rating available. The Fund is one of the few insured funds available to investors in Missouri, as most of the funds that comprise its peer group are not insured. The Fund has chosen the safety of principal and the liquidity that are associated with insured bonds, rather than seeking a few extra basis points of total return. That said, we feel the Fund's total return has remained competitive versus the peers.

About 27% of the Fund's holdings were in municipal securities that are secured and escrowed U.S. Government bonds. These bonds are among the highest quality municipal bonds available in the marketplace and are unique because their income is exempt from federal and state income taxes.* The Fund also purchased two zero coupon bonds during the period that helped to boost the Fund's total return. In a declining interest rate environment, zero coupon bonds have greater interest rate sensitivity, and thus they appreciated more than many other municipal bonds during the period. It remains a priority in our management of the Fund to minimize taxable events, such as capital gains. Despite rising bond prices, the Fund was managed in a tax-efficient manner, no capital gains were declared, and the Fund paid only tax-free income to shareholders in 2000.

Missouri's economy continued to show strength in 2000, as unemployment remained at record low levels (3.6% in January 2001). Job losses in manufacturing over the last two decades have been offset by expansion in the transportation, trade, and service sectors. Personal income and total state production saw moderate growth in 2000, while Missouri's exports continued their rebound last year from the 1998 slowdown caused by the Asian economic collapse.

Missouri continues to enjoy a strong overall credit rating on its debt due to the state's economic diversity and prudent financial management. To complete highway improvement projects in the upcoming years, Missouri's Highways and Transportation Commission has approved up to $2.25 billion in new debt over the next few years.

*A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

Delaware Tax-Free Oregon Insured Fund
Delaware Tax-Free Oregon Insured Fund returned +5.41% (Class A shares at net asset value with distributions reinvested) for the six-month period ended February 28, 2001. The Fund performed better than other funds in its peer group, as measured by the Lipper Oregon Municipal Debt Funds Average. The Lipper Class returned +4.32% for the same period.

Delaware Tax-Free Oregon Insured Fund was invested exclusively during the period in insured bonds rated AAA by Standard & Poor's. The Fund's relatively strong performance can mainly be attributed to discount bond holdings and a large stake in a zero coupon bond that we held during the period. As interest rates declined, prices on these bonds rose dramatically and helped to bolster the Fund's strong return.

Oregon's economy continues to profit from strong exports to Asia, Mexico, and Canada. The state's principal exports include technology products and transportation equipment such as trucks, motor homes, and recreational vehicles. In the past few years, Oregon has been able to reduce its reliance on the timber and lumber industries, growing its employment base in sectors such as high technology, service, and international trade.

Delaware Tax-Free Wisconsin Fund
Delaware Tax-Free Wisconsin Fund returned +4.36% (Class A shares at net asset value with distributions reinvested) for the six-month period ended February 28, 2001. The Fund outperformed its peer group, the Lipper Other States Municipal Debt Funds Average, which posted a +4.29% return for the same period. The Fund was fully invested in high-quality issues, which contributed to the Fund's strong return. The Fund was also well positioned, with a duration that was slightly longer than average. In a declining interest rate environment such as that seen over the past six months, bonds with longer durations tend to generate better returns than bonds with short or average durations.

While there are many municipal issuers in the state, relatively few issue double tax-exempt bonds. Because supply was low during the period, we continued to supplement the Fund's investments with double tax-exempt bonds issued by Puerto Rico and the U.S. Virgin Islands.

Wisconsin's vibrant manufacturing sector has enabled the state to enjoy virtually full employment since 1995. Although the state's economy remains geared toward manufacturing, the service sector now employs more workers. A strong economy has enabled the state to enjoy budget surpluses in recent years. The state has used the surplus to increase its share of education spending and to give its residents tax refunds. Anticipated economic slowing began late in 2000, but state revenues for the first quarter of 2001 were above estimates (Source: Fitch, Duff & Phelps).

Outlook
We believe that 2001 will be a challenging year due to slowing domestic and international economies. Pronounced weakness in a broad range of indicators prompted the Federal Reserve to cut short-term interest rates just after the New Year in an effort to stave off recession. In the months ahead, we believe the Fed will make further cuts, though the timing and size of those reductions are unclear. In the past, bonds have typically out-performed stocks during Fed interest rate reduction cycles. Therefore, we believe that the coming months will continue to be a favorable climate for bonds.

After the new Bush Administration's $1.6 trillion tax cut proposal was announced, many bondholders worried about the plan's possible impacts on their investments. Under President George W. Bush's plan, the top marginal tax rate would be gradually lowered from 39.6% to 33% over a 10-year period. In our opinion, Bush's tax package should have little impact on municipal bonds. The tax-equivalent yields on municipal bonds -- even at the proposed reduced top 33% tax bracket -- should remain compelling, especially when compared with alternative fixed-income investments such as corporate or Treasury bonds.**

In our opinion, municipal bond funds will continue to be important investment vehicles, which can provide diversification and stability to an investor's overall portfolio, as well as providing individual investors with a vehicle that strives to preserve capital and generate tax-free income.*

 *A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.
**Unlike U.S. Treasuries, the U.S. Government does not guarantee the payment of principal and interest on municipal bonds.

FUND BASICS
-----------
As of February 28, 2001


Fund Objective
The Fund seeks as high a level of current income exempt from federal income tax and from the Iowa state personal income tax as is consistent with preservation of capital.

Total Fund Net Assets
$41.76 million

Number of Holdings
38

Fund Start Date
September 1, 1993

Your Fund Manager
Elizabeth H. Howell joined Delaware Investments via its acquisition of Voyageur Fund Managers in 1997. She previously held management positions at Windsor Financial Group, Loomis Sayles, and Eaton Vance Management. She holds a bachelor's degree from Skidmore College, an MBA from Babson College, and is a member of the Twin Cities Securities Analysts Society.

Nasdaq Symbols
Class A   VITFX
Class B   DVFIX
Class C   DVIFX


DELAWARE TAX-FREE IOWA FUND PERFORMANCE
---------------------------------------

Average Annual Total Returns
Through February 28, 2001                Lifetime       Five Years    One Year
--------------------------------------------------------------------------------
Class A (Est. 9/1/93)
   Excluding Sales Charge                 +4.77%          +5.32%      +10.93%
   Including Sales Charge                 +4.24%          +4.51%       +6.73%
--------------------------------------------------------------------------------
Class B (Est. 3/24/95)
   Excluding Sales Charge                 +5.36%          +4.53%      +10.11%
   Including Sales Charge                 +5.23%          +4.20%       +6.11%
--------------------------------------------------------------------------------
Class C (Est. 1/4/95)
   Excluding Sales Charge                 +6.48%          +4.51%      +10.11%
   Including Sales Charge                 +6.48%          +4.51%       +9.11%

Returns reflect the reinvestment of distributions and     any applicable sales
charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 3.75% and have an annual distribution and service fee of up to 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1%.

Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. They are also subject to an annual distribution and service fee of up to 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free Iowa Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

FUND BASICS
-----------
As of February 28, 2001


Fund Objective
The Fund seeks as high a level of current income exempt from federal income tax and from the Missouri state personal income tax as is consistent with preservation of capital.

Total Fund Net Assets
$49.87 million

Number of Holdings
40

Fund Start Date
November 2, 1992

Your Fund Manager
Elizabeth H. Howell

Nasdaq Symbols
Class A  VMOIX
Class B  DVTBX
Class C  DVTCX


DELAWARE TAX-FREE MISSOURI
INSURED FUND PERFORMANCE
------------------------

Average Annual Total Returns
Through February 28, 2001              Lifetime       Five Years        One Year
--------------------------------------------------------------------------------
Class A (Est. 11/2/92)
   Excluding Sales Charge               +5.98%          +5.22%          +10.76%
   Including Sales Charge               +5.49%          +4.41%           +6.61%
--------------------------------------------------------------------------------
Class B (Est. 3/12/94)
   Excluding Sales Charge               +4.79%          +4.50%           +9.94%
   Including Sales Charge               +4.79%          +4.16%           +5.94%
--------------------------------------------------------------------------------
Class C (Est. 11/11/95)
   Excluding Sales Charge               +4.48%          +4.41%           +9.93%
   Including Sales Charge               +4.48%          +4.41%           +8.93%

Returns reflect the reinvestment of distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 3.75% and have an annual distribution and service fee of up to 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1%.

Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. They are also subject to an annual distribution and service fee of up to 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free Missouri Insured Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

FUND BASICS
-----------
As of February 28, 2001


Fund Objective
The Fund seeks as high a level of current income exempt from federal income tax and from the Oregon state personal income tax as is consistent with preservation of capital.

Total Fund Net Assets
$32.17 million

Number of Holdings
38

Fund Start Date
August 1, 1993

Your Fund Manager
Elizabeth H. Howell

Nasdaq Symbols
Class A  VORIX
Class B  DVYBX
Class C  DVYCX


DELAWARE TAX-FREE OREGON
INSURED FUND PERFORMANCE
------------------------

Average Annual Total Returns
Through February 28, 2001            Lifetime        Five Years         One Year
--------------------------------------------------------------------------------
Class A (Est. 8/1/93)
   Excluding Sales Charge            +5.30%            +5.40%            +13.14%
   Including Sales Charge            +4.77%            +4.59%             +8.88%
--------------------------------------------------------------------------------
Class B (Est. 3/12/94)
   Excluding Sales Charge            +4.85%            +4.69%            +12.40%
   Including Sales Charge            +4.85%            +4.35%             +8.40%
--------------------------------------------------------------------------------
Class C (Est. 7/7/95)
   Excluding Sales Charge            +5.13%            +4.62%            +12.39%
   Including Sales Charge            +5.13%            +4.62%            +11.39%

Returns reflect the reinvestment of distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 3.75% and have an annual distribution and service fee of up to 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1%.

Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. They are also subject to an annual distribution and service fee of up to 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free Oregon Insured Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

FUND BASICS
-----------
As of February 28, 2001

Fund Objective
The Fund seeks as high a level of current income exempt from federal income tax and from the Wisconsin state personal income tax as is consistent with preservation of capital.

Total Fund Net Assets
$34.32 million

Number of Holdings
43

Fund Start Date
September 1, 1993

Your Fund Manager
Elizabeth H. Howell

Nasdaq Symbols
Class A  VWIFX
Class B  DVTWX
Class C  DVFWX

DELAWARE TAX-FREE WISCONSIN FUND PERFORMANCE
--------------------------------------------


Average Annual Total Returns
Through February 28, 2001             Lifetime       Five Years        One Year
--------------------------------------------------------------------------------
Class A (Est. 9/1/93)
   Excluding Sales Charge              +4.56%          +4.87%          +10.57%
   Including Sales Charge              +4.03%          +4.07%           +6.40%
--------------------------------------------------------------------------------
Class B (Est. 4/22/95)
   Excluding Sales Charge              +4.69%          +4.12%           +9.64%
   Including Sales Charge              +4.56%          +3.78%           +5.64%
--------------------------------------------------------------------------------
Class C (Est. 3/28/95)
   Excluding Sales Charge              +4.77%          +4.10%           +9.71%
   Including Sales Charge              +4.77%          +4.10%           +8.71%

Returns reflect the reinvestment of distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 3.75% and have an annual distribution and service fee of up to 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1%.

Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. They are also subject to an annual distribution and service fee of up to 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free Wisconsin Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

Statements of Net Assets


DELAWARE TAX-FREE IOWA FUND
---------------------------


                                                           Principal    Market
February 28, 2001 (Unaudited)                              Amount       Value
--------------------------------------------------------------------------------
 Municipal Bonds - 98.17%
 Higher Education Revenue Bonds - 8.41%
 Iowa Center Community College Dormitory -
   Merged Area V 5.45% 6/1/18 .........................    $545,000    $544,973
 Iowa Finance Authority - Student Housing
   Dormitory Revenues for Iowa Valley
   Community College 5.85% 5/1/19 .....................     855,000     839,448
 Iowa State University Science & Technology
   University Revenue Dormitory Series I
   5.00% 7/1/28 .......................................     430,000     423,541
 Puerto Rico Educational Facility Revenue -
   Polytechnic University 6.50% 8/1/24 ................     630,000     653,764
 University of Puerto Rico Revenue
   5.50% 6/1/15 (MBIA) ................................   1,000,000   1,050,500
                                                                      ---------
                                                                      3,512,226
                                                                      ---------
 Hospital Revenue Bonds - 3.07%
 Puerto Rico Hospital Revenue - Hospital
   Auxilio Mutuo Obligated Group
   6.25% 7/1/24 (MBIA) ................................   1,200,000   1,279,200
                                                                      ---------
                                                                      1,279,200
                                                                      ---------
 Housing Revenue Bonds - 1.62%
 Puerto Rico Housing Bank & Finance Agency
   Single Family Mortgage Revenue
   6.25% 4/1/29 (GNMA) ................................     650,000     677,632
                                                                      ---------
                                                                        677,632
                                                                      ---------
 Industrial Development Revenue Bonds - 16.15%
 Iowa Finance Authority - Underground Storage
   Tank Revenue 5.125% 7/1/14 .........................   3,800,000   3,878,166
 Lee County Urban Renewal Revenue -
   Keokuk Waste Treatment 6.40% 6/1/07 ................     500,000     525,475
 Puerto Rico Commonwealth Industrial
   Development General Purpose
   Revenue Series B 5.375% 7/1/16 .....................   1,000,000   1,035,950
 Puerto Rico Port Authority Revenue - Special
   Facility - American Airlines
   6.25% 6/1/26 (AMT) .................................   1,275,000   1,305,052
                                                                      ---------
                                                                      6,744,643
                                                                      ---------
 Power Authority Revenue Bonds - 8.57%
+Puerto Rico Electric Power Authority
   Revenue Series DD Inverse Floater ROLS
   8.72% 7/1/19 (FSA) .................................   1,000,000     885,310
 Puerto Rico Electric Power Authority
   Revenue Series EE 4.75% 7/1/24 .....................     600,000     561,012
 Puerto Rico Electric Power Authority
   Revenue Series U 6.00% 7/1/14 ......................   1,100,000   1,180,388
 Virgin Islands Water & Power Authority
   Electric System Revenue 5.30% 7/1/18 ...............   1,000,000     953,150
                                                                      ---------
                                                                      3,579,860
                                                                      ---------
*Pre-Refunded/Escrowed to Maturity Bonds - 19.50%
 Puerto Rico Electric Power Authority Power
   Revenue Series R 6.25% 7/1/17-02 ...................   1,000,000   1,054,540

                                                           Principal    Market
                                                           Amount       Value
--------------------------------------------------------------------------------
 Municipal Bonds (continued)
*Pre-Refunded/Escrowed to Maturity Bonds (continued)
 Puerto Rico Municipal Finance Authority
   6.00% 7/1/14-04 (FSA) ..............................  $1,700,000  $1,862,044
 Puerto Rico Public Building Authority Revenue
   Series M 5.75% 7/1/15
   (Escrowed to Maturity) .............................   1,000,000   1,104,950
 Puerto Rico Telephone Revenue Authority
   5.50% 1/1/22-03 ....................................   2,120,000   2,235,455
 Virgin Islands Public Finance Authority
   7.30% 10/1/18 (Escrowed to Maturity) ...............   1,500,000   1,887,030
                                                                      ---------
                                                                      8,144,019
                                                                      ---------
 Transportation Revenue Bonds - 8.51%
 Guam Highway 6.30% 5/1/12 (FSA) ......................   1,950,000   2,046,759
 Puerto Rico Commonwealth Highway &
   Transportation Revenue 5.25% 7/1/21 ................   1,500,000   1,505,955
                                                                      ---------
                                                                      3,552,714
                                                                      ---------
 Water & Sewer Revenue Bonds - 11.22%
 Iowa Finance Authority Revenue - Iowa
   State Revolving Fund Combined Series
   5.20% 5/1/23 .......................................   2,345,000   2,355,037
 Iowa Finance Authority Revenue - Iowa
   State Revolving Fund Combined Series
   6.25% 5/1/24 .......................................   1,750,000   1,834,858
 Virgin Islands Water & Power Authority Water
   System Revenue 5.50% 7/1/17 ........................     510,000     496,827
                                                                      ---------
                                                                      4,686,722
                                                                      ---------
 Other Revenue Bonds - 21.12%
 Bettendorf, Iowa Urban Renewal Tax Increment
   Revenue Series A 5.20% 6/1/02 ......................     330,000     333,033
 Bettendorf, Iowa Urban Renewal Tax Increment
   Revenue Series A 5.30% 6/1/03 ......................     345,000     349,471
 Bettendorf, Iowa Urban Renewal Tax Increment
   Revenue Series A 5.40% 6/1/04 ......................     365,000     372,110
 Bettendorf, Iowa Urban Renewal Tax Increment
   Revenue Series A 5.50% 6/1/05 ......................     385,000     394,417
 Bettendorf, Iowa Urban Renewal Tax Increment
   Revenue Series A 5.60% 6/1/06 ......................     405,000     417,118
 Bettendorf, Iowa Urban Renewal Tax Increment
   Revenue Series A 5.70% 6/1/07 ......................     425,000     439,607
 Bettendorf, Iowa Urban Renewal Tax Increment
   Revenue Series A 5.80% 6/1/08 ......................     450,000     465,318
 Bettendorf, Iowa Urban Renewal Tax Increment
   Revenue Series A 5.90% 6/1/09 ......................     800,000     827,920
 Iowa Finance Authority Revenue - Correctional
   Facility Program 5.70% 6/15/14 .....................   2,000,000   2,080,860
 Puerto Rico Public Building Authority Revenue
   Series L 5.75% 7/1/16 ..............................   1,000,000   1,036,750
 Puerto Rico Public Building Authority Revenue
   Series M 5.50% 7/1/21 ..............................   1,100,000   1,119,646

                                                         Principal    Market
Delaware Tax-Free Iowa Fund                              Amount       Value
--------------------------------------------------------------------------------
 Municipal Bonds (continued)
 Other Revenue Bonds (continued)
 Virgin Islands Public Finance Authority Revenue -
   Sub Lien Funded Loan Notes Series E
   5.875% 10/1/18 ...................................  $1,000,000   $   980,620
                                                                    -----------
                                                                      8,816,870
                                                                    -----------
 Total Municipal Bonds
   (cost $38,712,736) ...............................                40,993,886
                                                                    -----------

                                                         Number of
                                                         Shares
                                                         ---------
 Short-Term Investments - 0.79%
 Dreyfus Tax Exempt Cash Management ...................   329,827       329,827
                                                                    -----------
 Total Short-Term Investments
   (cost $329,827) ....................................                 329,827
                                                                    -----------
 Total Market Value of Securities - 98.96%
   (cost $39,042,563) .................................              41,323,713

 Receivables and Other Assets
   Net of Liabilities - 1.04% .........................                 434,469
                                                                    -----------
 Net Assets Applicable to 4,192,594 Shares
   Outstanding - 100.00% ..............................             $41,758,182
                                                                    -----------
 Net Asset Value - Delaware Tax-Free Iowa
   Fund Class A
   ($36,520,225 / 3,666,762 Shares) ...................                   $9.96
                                                                          -----
 Net Asset Value - Delaware Tax-Free Iowa
   Fund Class B
   ($4,004,732 / 401,993 Shares) ......................                   $9.96
                                                                          -----
 Net Asset Value - Delaware Tax-Free Iowa
   Fund Class C
   ($1,233,225 / 123,839 Shares) ......................                   $9.96
                                                                          -----

--------------------------------------------------------------------------------
   Components of Net Assets at February 28, 2001:
   Shares of beneficial interest (unlimited
     authorization - no par) ..........................             $41,318,875
   Accumulated net realized loss on investments .......              (1,841,843)
   Net unrealized appreciation of investments .........               2,281,150
                                                                    -----------
   Total net assets ...................................             $41,758,182
                                                                    ===========
-----------------
* For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.
+ An inverse floater bond is a type of bond with variable or floating interest rates that move in the opposite direction of short-term interest rates. Interest rate disclosed is in effect as of February 28, 2001.

  Summary of Abbreviations:
  AMT - Subject to Alternative Minimum Tax
  FSA - Insured by Financial Security Assurance
  GNMA - Insured by Ginnie Mae
  MBIA - Insured by the Municipal Bond Insurance Association

  Net Asset Value and Offering Price per Share -
    Delaware Tax-Free Iowa Fund
  Net asset value Class A (A) .........................                   $9.96
  Sales charge (3.75% of offering price, or 3.92%
    of amount invested per share) (B) .................                    0.39
                                                                         ------
  Offering price ......................................                  $10.35
                                                                         ======
-----------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

DELAWARE TAX-FREE MISSOURI INSURED FUND
---------------------------------------

                                                         Principal     Market
February 28, 2001 (Unaudited)                            Amount        Value
--------------------------------------------------------------------------------
  Municipal Bonds - 98.87%
  General Obligation Bonds - 5.33%
  St. Charles 5.75% 3/1/15 (FSA). ...................  $1,000,000   $ 1,048,970
**St. Charles County Missouri Francis Howell
     School District Capital Appreciation
     5.16% 3/1/16 (FGIC) ............................   2,000,000       943,380
**St. Charles County Missouri Francis Howell
     School District Capital Appreciation
     5.06% 3/1/17 (FGIC) ............................   1,500,000       666,705
                                                                    -----------
                                                                      2,659,055
                                                                    -----------
   Higher Education Revenue Bonds - 2.06%
   Missouri State Health & Education Facility -
     Central Missouri State University
     5.75% 10/1/25 (AMBAC) ..........................   1,000,000     1,029,350
                                                                    -----------
                                                                      1,029,350
                                                                    -----------
   Hospital Revenue Bonds - 24.18%
   Cape Girardeau South East Missouri Hospital
     5.25% 6/1/16 (MBIA) ............................   1,000,000     1,039,960
   Hannibal Health Facilities Series A (Hannibal
     Regional Hospital) 5.625% 3/1/12 (FSA) .........   2,000,000     2,131,420
   Hannibal Health Facilities Series A (Hannibal
     Regional Hospital) 5.75% 3/1/22 (FSA) ..........   1,000,000     1,042,980
   Jackson County St. Joseph's Hospital
     6.50% 7/1/12 (MBIA) ............................   1,795,000     1,877,193
   Jackson County St. Mary's Hospital
     5.75% 7/1/24 (MBIA) ............................   2,000,000     2,054,800
   Missouri State Health & Education Facility
     (Heartland Health Systems)
     6.35% 11/15/17 (AMBAC) .........................   1,250,000     1,305,063
   Missouri State Health & Education Facility
     (Health Midwest) 6.25% 2/15/22 (MBIA) ..........   1,000,000     1,032,250
   Missouri State Health & Education Facility
     (SSM Health Care) 6.40% 6/1/10 (MBIA) ..........     500,000       576,935
   Missouri State Health & Education Facility
     (St. Luke's Health Systems)
     5.125% 11/15/19 (MBIA) .........................   1,000,000       996,350
                                                                    -----------
                                                                     12,056,951
                                                                    -----------
   Housing Revenue Bonds - 12.79%
   Missouri Single Family Housing
     7.20% 9/1/26 (FNMA/GNMA) .......................   1,370,000     1,475,285
   Missouri Single Family Housing
     7.25% 9/1/26 (FNMA/GNMA) .......................   1,615,000     1,795,686
   Missouri Single Family Housing
     7.45% 9/1/27 (FNMA/GNMA) .......................   1,290,000     1,417,375
   Missouri Single Family Housing
     7.55% 9/1/27 (FNMA/GNMA) .......................   1,175,000     1,265,463
   Missouri Single Family Housing
     7.20% 12/1/17 (GNMA) ...........................     130,000       136,455
   Missouri Single Family Housing
     7.25% 12/1/20 (GNMA) ...........................     275,000       288,632
                                                                    -----------
                                                                      6,378,896
                                                                    -----------

                                                         Principal     Market
February 28, 2001 (Unaudited)                            Amount        Value
--------------------------------------------------------------------------------
  Municipal Bonds (continued)
  Industrial Development Revenue Bonds - 4.32%
**St. Louis, Missouri Industrial Development
    Authority Comp Int - Convention Center Hotel
    2.44% 7/15/20 ...................................  $3,035,000   $ 1,082,676
  St. Louis, Municipal Finance Corporation City
    Lease Revenue - City Justice Center Series A
    5.95% 2/15/16 (AMBAC) ...........................   1,000,000     1,069,110
                                                                    -----------
                                                                      2,151,786
                                                                    -----------
  Municipal Lease Bonds - 2.13%
  Kansas City Muehlebach Hotel
    5.90% 12/1/18 (FSA) .............................   1,000,000     1,060,110
                                                                    -----------
                                                                      1,060,110
                                                                    -----------
  Power Authority Revenue Bonds - 4.54%
 +Puerto Rico Electric Power Authority Inverse
    Floater ROLS 8.72.% 7/1/19 ......................   1,275,000     1,128,770
  Sikeston Electric Revenue
    6.00% 6/1/13 (MBIA) .............................   1,000,000     1,137,540
                                                                    -----------
                                                                      2,266,310
                                                                    -----------
 *Pre-Refunded/Escrowed to Maturity Bonds - 26.24%
  Clark County School District
    5.75% 3/1/15-05 (FSA) ...........................   1,775,000     1,909,048
**Greene County Single Family Mortgage
    Revenue (Escrowed to Maturity)
    5.97% 3/1/16 ....................................   1,225,000       571,928
  Kansas City Airport Revenue
    6.875% 9/1/14-04 (FSA) ..........................   1,675,000     1,865,531
  Sikeston Electric Revenue
    6.25% 6/1/12-02 (MBIA) ..........................   2,000,000     2,107,720
  St. Charles School District
    6.50% 2/1/14-06 (FGIC) ..........................   1,250,000     1,398,763
  St. Louis County School District #8
    5.60% 2/15/15-05 (MBIA) .........................   1,000,000     1,067,730
  St. Louis Municipal Finance Corporation
    Leasehold Revenue
    6.25% 2/15/12-05 (FGIC) .........................   1,850,000     2,019,220
  Troy School District #3 Lincoln County
    6.10% 3/1/14-05 (MBIA) ..........................   1,235,000     1,338,975
  West Platte School District
    5.85% 3/1/15-05 (MBIA) ..........................     750,000       809,415
                                                                    -----------
                                                                     13,088,330
                                                                    -----------
  Utility Revenue Bonds - 4.69%
  Missouri Environmental Pollution Control
    Revenue - St. Joseph's Light and Power Co.
    5.85% 2/1/13 (AMBAC) ............................   2,200,000     2,338,952
                                                                    -----------
                                                                      2,338,952
                                                                    -----------
  Water & Sewer Revenue Bonds - 5.62%
  Liberty Sewer 6.00% 2/1/08 (MBIA) .................     600,000       665,622
  Liberty Sewer 6.15% 2/1/15 (MBIA) .................   1,500,000     1,644,015
  St. Charles County Public Water Supply
    District #2 5.10% 12/1/25 (MBIA) ................     500,000       495,310
                                                                    -----------
                                                                      2,804,947
                                                                    -----------

                                                         Principal     Market
Delaware Tax-Free Missouri Insured Fund                  Amount        Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
Other Revenue Bonds - 6.97%
Kansas City Municipal Assistance Bartle Hall
  Convention Center 5.60% 4/15/16 (MBIA) ............ $   940,000   $   973,718
Missouri State Environmental - State Revolving
  Fund - Branson 6.05% 7/1/16 (FSA) .................   2,265,000     2,396,072
Puerto Rico Commonwealth Infrastructure
  Financing Authority Special Series A
  5.38% 10/1/24 .....................................     100,000       103,507
                                                                    -----------
                                                                      3,473,297
                                                                    -----------
Total Municipal Bonds
  (cost $46,332,848) ................................                49,307,984
                                                                    -----------

Total Market Value of Securities - 98.87%
(cost $46,332,848) ..................................                49,307,984
                                                                    -----------

Receivables and Other Assets
  Net of Liabilities - 1.13% ........................                   563,343
                                                                    -----------

Net Assets Applicable to 4,713,318
  Shares Outstanding - 100.00% ......................               $49,871,327
                                                                    ===========
Net Asset Value - Delaware Tax-Free Missouri
  Insured Fund Class A
  ($39,671,903 / 3,749,242 Shares) ..................                    $10.58
                                                                         ------
Net Asset Value - Delaware Tax-Free Missouri
  Insured Fund Class B
  ($9,885,973 / 934,470 Shares) .....................                    $10.58
                                                                         ------
Net Asset Value - Delaware Tax-Free Missouri
  Insured Fund Class C
  ($313,451 / 29,606 Shares) ........................                    $10.59
                                                                         ------

Components of Net Assets at February 28, 2001:
Shares of beneficial interest (unlimited
  authorization - no par) ...........................               $47,829,367
Accumulated net realized loss on investments ........                  (933,176)
Net unrealized appreciation of investments ..........                 2,975,136
                                                                    -----------
Total net assets ....................................               $49,871,327
                                                                    ===========

-----------------
 *For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.
**Zero coupon bond - the interest rate shown is the effective yield as of
  February 28, 2001.
 +An inverse floater bond is a type of bond with variable or floating interest rates that move in the opposite direction of short-term interest rates. Interest rate disclosed is in effect as of February 28, 2001.

  Summary of Abbreviations:
  AMBAC - Insured by the Ambac Indemnity Corporation
  FGIC - Insured by the Financial Guaranty Insurance Company
  FNMA - Insured by Fannie Mae
  FSA - Insured by Financial Security Assurance
  GNMA - Insured by Ginnie Mae
  MBIA - Insured by the Municipal Bond Insurance Association

  Net Asset Value and Offering Price per Share -
    Delaware Tax-Free Missouri Insured Fund
  Net asset value Class A (A) .........................................  $10.58
  Sales charge (3.75% of offering price, or 3.88% of
    amount invested per share) (B) ....................................   $0.41
                                                                         ------
  Offering price ......................................................  $10.99
                                                                         ======

-----------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

DELAWARE TAX-FREE OREGON INSURED FUND
-------------------------------------
                                                        Principal     Market
February 28, 2001 (Unaudited)                           Amount        Value
--------------------------------------------------------------------------------
  Municipal Bonds - 98.60%
  Certificates of Participation - 4.71%
  Oregon State Department Administrative
    Services Certificates of Participation -
    Series A 5.00% 5/1/24 (AMBAC) ..................    $1,550,000    $1,515,962
                                                                      ----------
                                                                       1,515,962
                                                                      ----------
  General Obligation Bonds - 31.01%
  Clackamas County Oregon School
    District 4.80% 6/1/18 (FGIC) ...................     1,000,000       971,020
  Clackamas County Oregon Community College
    District 5.00% 6/15/20 (FGIC) ..................     1,000,000       984,720
**Columbia County Oregon School District
     4.91% 6/1/17 (FGIC) ...........................     1,000,000       440,270
  Jackson County School District #6
    5.25% 6/15/20 (FGIC) ...........................     1,250,000     1,262,262
  Lane County School District #19
    (Springfield) 6.00% 10/15/14 (FGIC) ............       500,000       570,000
  Lincoln County School District
    5.25% 6/15/12 (FGIC) ...........................     1,450,000     1,531,185
  Malheur County Jail
    6.30% 12/1/12 (MBIA) ...........................       500,000       547,190
  Multnomah County School District
    #3 Park Rose 5.50% 12/1/11 (FGIC) ..............       500,000       523,455
  North Unit Irrigation District
    5.75% 6/1/16 (MBIA) ............................     1,000,000     1,052,380
  Portland 5.75% 6/1/15 (MBIA) .....................       500,000       520,890
**Umatilla County Oregon School District #6R
    Umatilla 5.29% 12/15/22 (AMBAC) ................       200,000        63,544
  Washington County School District #15
    Forest Grove 5.00% 6/15/21 (FSA) ...............       500,000       492,195
  Washington County School District #88J
    (Sherwood) 6.10% 6/1/12 (FSA) ..................        65,000        70,041
  Washington Multnomah & Yamhill County
    School District 4.75% 6/1/20 (MBIA) ............     1,000,000       947,330
                                                                      ----------
                                                                       9,976,482
                                                                      ----------
  Higher Education Revenue Bonds - 12.86%
  Central Oregon Community College District
    5.90% 6/1/09 (FGIC) ............................       750,000       796,275
  Oregon Health and Education Authority for
    Lewis & Clark College
    6.125% 10/1/24 (MBIA) ..........................     1,055,000     1,116,021
**Oregon Health Sciences University Revenue
    5.35% 7/1/21 (MBIA) ............................     6,500,000     2,225,080
                                                                      ----------
                                                                       4,137,376
                                                                      ----------
  Hospital Revenue Bonds - 3.30%
  Western Lane Hospital District for Sisters of
    St. Joseph Peace Hospital
    5.875% 8/1/12 (MBIA) ...........................     1,000,000     1,063,120
                                                                      ----------
                                                                       1,063,120
                                                                      ----------
  Housing Revenue Bonds - 3.50%
  Oregon Health, Housing, Educational, and
    Cultural Facilities Authority for Pier Park
    Project 6.05% 4/1/18 (GNMA) ....................     1,095,000     1,126,547
                                                                      ----------
                                                                       1,126,547
                                                                      ----------

                                                        Principal     Market
                                                        Amount        Value
--------------------------------------------------------------------------------
 Municipal Bonds (continued)
 Power Authority Revenue Bonds - 2.06%
+Puerto Rico Electric Power Authority Revenue -
   Inverse Floater ROLS
   8.72% 7/1/19 ....................................   $   750,000   $   663,983
                                                                     -----------
                                                                         663,983
                                                                     -----------
 *Pre-Refunded Bonds - 26.96%
  Chemeketa Community College
   5.80% 6/1/12-06 (FGIC) ..........................     1,500,000     1,638,315
 Eugene Electric Revenue Series C
   5.80% 8/1/22-04 (MBIA) ..........................     1,250,000     1,347,000
 Hermiston Water Bonds
   6.20% 8/1/24-04 (AMBAC) .........................       500,000       540,770
 Lane County School District #19 (Springfield)
   6.30% 10/15/14-04 (MBIA) ........................       500,000       549,120
 Multnomah County School District #39
   Corbett 6.00% 12/1/13-04 (MBIA) .................       500,000       540,975
 Oregon State Department Administrative
   Services Certificates of Participation -
   Series A 5.80% 5/1/24-07 (AMBAC) ................     1,000,000     1,105,680
 Portland Sewer System Revenue
   6.25% 6/1/15-04 (FSA) ...........................     1,000,000     1,088,170
 Tillamook County 6.25% 1/1/14-05 (FGIC) ...........       250,000       274,745
 Umatilla Pendleton School District #016R
   6.00% 7/1/14-04 (AMBAC) .........................       500,000       541,135
 Washington County Education Service
   7.10% 6/1/25-05 (MBIA) ..........................       700,000       790,713
 Washington County Oregon
   School District #88J (Sherwood)
   6.10% 6/1/12-05 (FSA) ...........................       235,000       256,195
                                                                     -----------
                                                                       8,672,818
                                                                     -----------
 Transportation Revenue Bonds - 4.76%
 Port of Portland Airport Revenue for
   Portland International Airport
   5.625% 7/1/26 (FGIC) ............................     1,500,000     1,530,495
                                                                     -----------
                                                                       1,530,495
                                                                     -----------
 Water & Sewer Revenue Bonds - 9.44%
 Beaverton Water Revenue
   6.125% 6/1/14 (FSA) .............................       500,000       537,390
 Klamath Falls Water Revenue
   6.10% 6/1/14 (FSA) ..............................       500,000       536,215
 Portland Oregon Sewer System Revenue
   4.50% 6/1/18 (MBIA) .............................     1,000,000       926,300
 Salem Water & Sewer Revenue
   5.625% 6/1/16 (MBIA) ............................     1,000,000     1,036,680
                                                                     -----------
                                                                       3,036,585
                                                                     -----------
 Total Municipal Bonds
   (cost $30,069,990) ..............................                  31,723,368
                                                                      ==========

                                                          Number of     Market
Delaware Tax-Free Oregon Insured Fund                     Shares        Value
--------------------------------------------------------------------------------
   Short-Term Investments - 0.36%
   Dreyfus Tax Exempt Cash Management ..................  114,545    $   114,545
                                                                     -----------
   Total Short-Term Investments
     (cost $114,545) ...................................                 114,545
                                                                     -----------
   Total Market Value of Securities - 98.96%
     (cost $30,184,535) ................................              31,837,913
  Receivables and Other Assets
    Net of Liabilities - 1.04% .........................                 333,323
                                                                     -----------
  Net Assets Applicable to 3,149,809
    Shares Outstanding - 100.00% .......................             $32,171,236
                                                                     ===========
  Net Asset Value - Delaware Tax-Free Oregon
    Insured Fund Class A
    ($23,817,171 / 2,332,227 Shares) ...................                  $10.21
                                                                          ------
  Net Asset Value - Delaware Tax-Free Oregon
    Insured Fund Class B
    ($6,917,537 / 677,104 Shares) ......................                  $10.22
                                                                          ------
  Net Asset Value - Delaware Tax-Free Oregon
    Insured Fund Class C
    ($1,436,528 / 140,478 Shares) ......................                  $10.23
                                                                          ------

--------------------------------------------------------------------------------
  Components of Net Assets at February 28, 2001:
  Shares of beneficial interest
    (unlimited authorization - no par) ...........................  $31,360,703
  Accumulated net realized loss on investments ...................     (842,845)
  Net unrealized appreciation of investments .....................    1,653,378
                                                                    -----------
  Total net assets ...............................................  $32,171,236
                                                                    ===========
---------------
 *For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.
**Zero Coupon Bond - the interest rate shown is the effective yield as of
  February 28, 2001.
 +Inverse floater bond is a type of bond with variable or floating interest rates that move in the opposite direction of short-term interest rates. Interest rate disclosed is in effect as of February 28, 2001.

  Summary of Abbreviations:
  AMBAC - Insured by the AMBAC Indemnity Corporation
  FGIC - Insured by the Financial Guaranty Insurance Company
  FSA - Insured by Financial Security Assurance
  GNMA - Insured by Ginnie Mae
  MBIA - Insured by the Municipal Bond Insurance Association

  Net Asset Value and Offering Price per Share -
    Delaware Tax-Free Oregon Insured Fund
  Net asset value Class A (A) ....................................        $10.21
  Sales charge (3.75% of offering price, or 3.92% of
    amount invested per share) (B) ...............................          0.40
                                                                          ------
  Offering price .................................................        $10.61
                                                                          ======
----------
(A)Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B)See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

DELAWARE TAX-FREE WISCONSIN FUND
--------------------------------

                                                        Principal       Market
February 28, 2001 (Unaudited)                           Amount          Value
--------------------------------------------------------------------------------
Municipal Bonds - 96.73%
Higher Education Revenue Bonds - 2.34%
Madison Community Development
   Authority Revenue - Edgewood College
   6.25% 4/1/14 ..................................     $  500,000     $  511,495
Puerto Rico Educational Facility Revenue -
   Polytechnic University 6.50% 8/1/24 ...........        280,000        290,562
                                                                      ----------
                                                                         802,057
                                                                      ----------
Hospital Revenue Bonds - 0.58%
Kaukauna Housing Authority Revenue -
   St. Paul Home Inc. 6.10% 9/1/07 ...............        200,000        200,468
                                                                      ----------
                                                                         200,468
                                                                      ----------
Housing Revenue Bonds - 24.14%
Dane County Multifamily Housing Revenue -
   Forest Harbor Apartment Project
   5.85% 7/1/11 ..................................        125,000        126,171
Dane County Multifamily Housing Revenue -
   Forest Harbor Apartment Project
   5.90% 7/1/12 ..................................        125,000        125,980
Grant County Housing Authority Revenue -
   Orchard Manor 5.35% 7/1/26 ....................        250,000        240,265
Green Bay Housing Authority Multifamily
   Housing Revenue - Moriane Limited -
   Series A 6.15% 12/1/30 (FHA) ..................        995,000      1,043,785
La Crosse Housing Authority Washburn
   Project 6.375% 10/1/16 ........................        100,000         96,971
La Crosse Housing Authority Washburn
   Project 6.50% 10/1/26 .........................        250,000        233,228
Milwaukee Redevelopment Authority
   Multifamily Housing 6.30% 8/1/38 ..............      1,455,000      1,491,186
New Berlin Multifamily Housing Authority
   Revenue - Pinewood Creek Project
   7.125% 5/1/24 .................................        500,000        508,660
Puerto Rico Housing Authority Single Family
   Mortgage Revenue 6.85% 10/15/23 ...............        475,000        489,421
Puerto Rico Housing Bank & Finance Agency
   Single Family Mortgage Revenue
   6.25% 4/1/29 (GNMA) ...........................        640,000        667,206
Waukesha Housing Westgrove Wood Project
   6.00% 12/1/31 (GNMA) ..........................      1,500,000      1,535,295
Waukesha Wisconsin Redevelopment
   Authority Housing Revenue - Senior Housing
   Presbyterian Homes 7.50% 6/1/25 ...............      1,250,000      1,249,788
Wauwatosa Multifamily Housing Revenue -
   Harwood Place, Inc. 5.75% 12/1/08 .............        480,000        479,059
                                                                      ----------
                                                                       8,287,015
                                                                      ----------

                                                        Principal       Market
                                                        Amount          Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
Industrial Development Revenue Bonds - 14.98%
Architectural Forest Products
   6.35% 12/15/12 ................................     $  250,000     $  241,353
Hartford Community Development
   Authority Lease Revenue 6.15% 12/1/09 .........        240,000        246,722
Milwaukee Redevelopment Authority Revenue
   Goodwill Industries, Inc. 6.35% 10/1/09 .......      2,000,000      2,056,780
Omro Community Development Authority
   5.875% 12/1/11 ................................        300,000        304,557
Puerto Rico Industrial Medical Environmental
   Revenue - PepsiCo Project
   6.25% 11/15/13 ................................      1,100,000      1,173,546
Two Rivers Community Development
   Authority Revenue West Allis Community
   Development Authority Revenue - Poblocki
   Investments, Ltd. 5.90% 5/1/03 ................      1,080,000      1,118,966
                                                                      ----------
                                                                       5,141,924
                                                                      ----------
Lease/Certificates of Participation - 16.12%
Cudahy Community Development Authority
   Revenue 6.00% 6/1/11 ..........................      1,000,000      1,077,460
De Forest Redevelopment Lease Revenue
   6.25% 2/1/18 ..................................      1,000,000      1,040,210
Little Chute Community Development Lease
   Revenue 5.625% 3/1/19 .........................        680,000        691,546
Madison Community Development Authority,
   Monona Terrace Community Project
   5.80% 3/1/05 ..................................        125,000        133,548
Madison Community Development Authority,
   Monona Terrace Community Project
   5.90% 3/1/06 ..................................        365,000        389,597
Madison Community Development Authority,
   Monona Terrace Community Project
   6.10% 3/1/10 ..................................      1,500,000      1,605,840
Redgranite Wisconsin Community Development
   Authority Revenue 5.85% 3/1/18 ................        605,000        596,355
                                                                      ----------
                                                                       5,534,556
                                                                      ----------
Power Authority Revenue Bonds - 7.31%
Guam Power Authority Revenue Bonds,
   99A 5.125% 10/1/29 ............................      1,000,000        952,440
Puerto Rico Electric Power Authority Revenue
   Series U 6.00% 7/1/14 .........................      1,450,000      1,555,966
                                                                      ----------
                                                                       2,508,406
                                                                      ----------

                                                          Principal    Market
Delaware Tax-Free Wisconsin Fund                          Amount       Value
--------------------------------------------------------------------------------
 *Pre-Refunded/ Escrowed to Maturity Bonds - 16.25%
  Puerto Rico Municipal Finance Authority
    6.00% 7/1/14-04 (FSA) ............................   $1,800,000  $ 1,971,576
  Puerto Rico Telephone Authority Revenue
    5.75% 1/1/11-02 ..................................      285,000      293,906
  Southeast Wisconsin Professional Baseball Park
    District Sales Tax Revenue
    5.80% 12/15/26-07 (MBIA) .........................    1,000,000    1,108,440
  Superior Redevelopment Authority Revenue -
    Superior Memorial Hospital
    5.80% 5/1/10-02 (FHA) ............................      250,000      260,978
  Virgin Islands Public Finance Authority
    (Escrowed to Maturity)
    7.30% 10/1/18 ....................................      700,000      880,614
  Wisconsin Housing Finance Authority
    6.10% 6/1/21-17 (FHA) ............................      960,000    1,061,010
                                                                     ----------
                                                                       5,576,524
                                                                     ----------
  Other Revenue Bonds - 15.01%
**Southeast Wisconsin Professional Baseball
    Park District Lease Certificates
    5.40% 12/15/15 (MBIA) ............................    1,000,000      474,640
**Southeast Wisconsin Professional Baseball
    Park District Sales Lease Certificates
    5.45% 12/15/16 (MBIA) ............................    1,115,000      499,375
**Southeast Wisconsin Professional Baseball
    Park District Sales Tax Revenue
    5.49% 12/15/24 (MBIA) ............................    1,500,000      416,265
**Southeast Wisconsin Professional Baseball
    Park District Sales Tax Revenue
    5.49% 12/15/25 (MBIA) ............................    1,250,000      327,900
  Virgin Islands Public Finance Authority
    Revenue Sub Lien Funded Loan Notes
    Series E 5.875% 10/1/18 ..........................    1,400,000    1,372,868
  Wisconsin Central District Tax Revenue -
    Insured - Jr. Dedicated Tax Revenue
    Bonds, 98 A 5.25% 12/15/23 (FSA) .................    2,000,000    2,060,500
                                                                      ----------
                                                                       5,151,548
                                                                      ----------
  Total Municipal Bonds
    (cost $31,873,464) ...............................                33,202,498
                                                                      ----------
                                                          Number of
                                                            Shares
                                                          ---------
  Short-Term Investments - 1.76%
  Dreyfus Tax Exempt Cash
     Management ......................................      603,075      603,075
                                                                      ----------
   Total Short-Term Investments
    (cost $603,075) ..................................                   603,075
                                                                      ----------

                                                                       Market
                                                                       Value
--------------------------------------------------------------------------------
Total Market Value of Securities - 98.49%
  (cost $32,476,539) .......................................        $33,805,573

Receivables and Other Assets
  Net of Liabilities - 1.51% ...............................            518,504
                                                                    -----------
Net Assets Applicable to 3,541,988
  Shares Outstanding - 100.00% .............................        $34,324,077
                                                                    ===========
Net Asset Value - Delaware Tax-Free
  Wisconsin Fund Class A
  ($29,488,636 / 3,043,360 Shares) .........................              $9.69
                                                                          -----
Net Asset Value - Delaware Tax-Free
  Wisconsin Fund Class B
  ($2,986,121 / 308,405 Shares) ............................              $9.68
                                                                          -----
Net Asset Value - Delaware Tax-Free
  Wisconsin Fund Class C
  ($1,849,320 / 190,223 Shares) ............................              $9.72
                                                                          -----
Components of Net Assets at February 28, 2001:
Shares of beneficial interest
  (unlimited authorization - no par) .......................        $34,255,553
Accumulated net realized
  loss on investments ......................................         (1,260,510)
Net unrealized appreciation of investments .................          1,329,034
                                                                    -----------
  Total net assets .........................................        $34,324,077
                                                                    ===========
----------
 *For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.
**Zero coupon bond - the interest rate shown is the effective yield as of February 28, 2001.

  Summary of Abbreviations:
  FHA - Insured by the Federal Housing Authority
  FSA - Insured by Financial Security Assurance
  GNMA - Insured by Ginnie Mae
  MBIA - Insured by the Municipal Bond Insurance Association

  Net Asset Value and Offering Price per Share -
    Delaware Tax-Free Wisconsin Fund
  Net asset value Class A (A) ..................................           $9.69
  Sales charge (3.75% of offering price, or
    3.92% of amount invested per share) (B) ....................            0.38
                                                                          ------
  Offering price ...............................................          $10.07
                                                                          ======
(A)Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B)See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

Statements of Operations

                                                            Delaware       Delaware Tax-Free  Delaware Delaware    Tax-Free
                                                         Tax-Free Iowa     Missouri Insured   Tax-Free Oregon      Wisconsin
Six Months Ended February 28, 2001 (Unaudited)                Fund               Fund           Insured Fund         Fund
------------------------------------------------------------------------------------------------------------------------------------
Investment Income:
Interest ................................................. $1,124,054         $1,402,238       $  861,293         $  962,478
                                                           ----------         ----------       ----------         ----------

Expenses:
Management fees ..........................................    111,397            122,136           78,451             90,901
Distribution expenses ....................................     68,880             98,914           71,698             58,034
Dividend disbursing and transfer agent fees and expenses .     15,150             25,577           17,720             11,460
Accounting and administration expenses ...................     10,380             10,074            6,390              6,939
Reports and statements to shareholders ...................      6,000              1,500            3,500              4,600
Professional fees ........................................      9,004             10,908            7,275              4,602
Registration fees ........................................      2,200                 --               20              2,200
Custodian fees ...........................................      2,498              3,105            1,826              2,224
Taxes (other than taxes on income) .......................         --              1,250               65                200
Trustees' fees ...........................................        800              1,500              975                800
Other ....................................................         39              2,010            1,141                896
                                                           ----------         ----------       ----------         ----------
                                                              226,348            276,974          189,061            182,856

Less expenses absorbed or waived .........................     (5,108)                --          (22,622)            (2,573)
Less expenses paid indirectly ............................       (478)              (879)            (588)              (396)
                                                           ----------         ----------       ----------         ----------
Total expenses ...........................................    220,762            276,095          165,851            179,887
                                                           ----------         ----------       ----------         ----------

Net Investment Income ....................................    903,292          1,126,143          695,442            782,591
                                                           ----------         ----------       ----------         ----------

Net Realized and Unrealized Gain (Loss)
   on Investments:
Net realized loss on investments .........................     (1,377)              (232)         (10,718)            (7,285)
Net change in unrealized appreciation/
   depreciation of investments ...........................    862,580          1,135,101          980,305            645,231
                                                           ----------         ----------       ----------         ----------

Net Realized and Unrealized Gain
   on Investments ........................................    861,203          1,134,869          969,587            637,946
                                                           ----------         ----------       ----------         ----------

Net Increase in Net Assets Resulting
   from Operations ....................................... $1,764,495         $2,261,012       $1,665,029         $1,420,537
                                                           ==========         ==========       ==========         ==========


                             See accompanying notes

Statements of Changes in Net Assets

                                   Delaware Tax-Free       Delaware Tax-Free          Delaware Tax-Free         Delaware Tax-Free
                                       Iowa Fund         Missouri Insured Fund       Oregon Insured Fund         Wisconsin Fund
------------------------------------------------------------------------------------------------------------------------------------
                                  Six Months   Year      Six Months     Year     Six Months      Year        Six Months     Year
                                    Ended      Ended       Ended        Ended      Ended         Ended         Ended        Ended
                                   2/28/01    8/31/00     2/28/01      8/31/00    2/28/01       8/31/00       2/28/01      8/31/00
                                 (Unaudited)            (Unaudited)              (Unaudited)                 (Unaudited)

Increase (Decrease) in Net Assets
  from Operations:
Net investment income .........  $ 903,292  $ 1,915,247  $ 1,126,143 $ 2,355,006 $    695,442 $  1,552,960  $   782,591 $ 1,652,329
Net realized loss
  on investments ..............     (1,377)    (216,374)        (232)    (87,531)     (10,718)    (239,493)      (7,285)   (745,668)
Net change in unrealized
  appreciation/depreciation
  of investments ..............    862,580      399,990    1,135,101      10,088      980,305      429,851      645,231     514,555
                               -----------------------------------------------------------------------------------------------------
Net increase in net
  assets resulting
  from operations .............  1,764,495    2,098,863    2,261,012   2,277,563    1,665,029    1,743,318    1,420,537   1,421,216
                               -----------------------------------------------------------------------------------------------------

Distributions to Shareholders
  from:
Net investment income:
  Class A .....................   (810,817)  (1,696,047)    (923,457) (1,927,970)    (527,166)  (1,169,328)    (691,384) (1,467,100)
  Class B .....................    (71,249)    (173,059)    (195,933)   (417,005)    (141,085)    (313,843)     (61,546)   (127,770)
  Class C .....................    (21,226)     (46,141)      (6,753)    (10,031)     (27,191)     (69,789)     (29,661)    (57,459)
                               -----------------------------------------------------------------------------------------------------
                                  (903,292)  (1,915,247)  (1,126,143) (2,355,006)    (695,442)  (1,552,960)    (782,591) (1,652,329)
                               -----------------------------------------------------------------------------------------------------
Capital Share Transactions:
Proceeds from shares sold:
  Class A .....................    836,008    2,070,371    2,037,853   3,547,699    2,017,886    1,386,611    1,120,270   1,712,261
  Class B .....................    328,740      353,088      324,687     610,801      198,161      556,822      249,143     654,207
  Class C .....................    110,001      184,552       14,013     245,055      126,658      706,434      522,525      76,538
Net asset value of shares
  issued upon reinvestment
  of distributions:
  Class A .....................    502,206    1,031,221      489,610     952,977      314,660      687,158      430,716     894,596
  Class B .....................     45,012      116,259      121,083     249,057       71,891      154,432       36,079      73,331
  Class C .....................     14,040       30,753        4,904       6,302       12,850       45,010       26,622      50,306
                               -----------------------------------------------------------------------------------------------------
                                 1,836,007    3,786,244    2,992,150    5,611,891   2,742,106    3,536,467    2,385,355   3,461,239
                               -----------------------------------------------------------------------------------------------------
Cost of shares repurchased:
  Class A ..................... (1,710,236)  (4,942,722)  (2,071,666) (8,448,629)  (1,931,555)  (6,993,486)  (1,350,268) (7,069,217)
  Class B .....................    (66,625)  (1,468,301)    (836,929) (1,371,685)  (1,064,061)  (1,290,084)    (599,346)   (679,078)
  Class C .....................    (21,530)    (402,596)     (57,296)   (143,816)    (350,061)    (758,470)    (104,682)   (251,822)
                               -----------------------------------------------------------------------------------------------------
                                (1,798,391)  (6,813,619)  (2,965,891) (9,964,130)  (3,345,677)  (9,042,040)  (2,054,296) (8,000,117)
                               -----------------------------------------------------------------------------------------------------
Increase (decrease) in net
  assets derived from capital
  share transactions ..........     37,616   (3,027,375)      26,259  (4,352,239)    (603,571)  (5,505,573)     331,059  (4,538,878)
                               -----------------------------------------------------------------------------------------------------
Net Increase (Decrease) in
  Net Assets ..................    898,819   (2,843,759)   1,161,128  (4,429,682)     366,016   (5,315,215)     969,005  (4,769,991)

Net Assets:
Beginning of period ........... 40,859,363   43,703,122   48,710,199  53,139,881   31,805,220   37,120,435   33,355,072  38,125,063
                               -----------------------------------------------------------------------------------------------------
End of period .................$41,758,182  $40,859,363  $49,871,327 $48,710,199  $32,171,236  $31,805,220  $34,324,077 $33,355,072
                               =====================================================================================================

                             See accompanying notes
20

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                             Delaware Tax-Free Iowa Fund Class A
--------------------------------------------------------------------------------

                                                     Six Months       Year          Year      Eight Months     Year        Year
                                                       Ended         Ended         Ended         Ended        Ended       Ended
                                                      2/28/01(1)    8/31/00       8/31/99      8/31/98(1)   12/31/97(2)  12/31/96
                                                     (Unaudited)

Net asset value, beginning of period ...............   $9.750        $9.700        $10.160       $10.060       $9.620      $9.830

Income (loss) from investment operations:
 Net investment income .............................    0.221         0.447          0.440         0.294        0.449       0.440
 Net realized and unrealized gain (loss)
    on investments .................................    0.210         0.050         (0.460)        0.100        0.440      (0.210)
                                                     -----------------------------------------------------------------------------
Total from investment operations ...................    0.431         0.497         (0.020)        0.394        0.889       0.230
                                                     -----------------------------------------------------------------------------
Less dividends:
 Dividends from net investment income ..............   (0.221)       (0.447)        (0.440)       (0.294)      (0.449)     (0.440)
                                                     -----------------------------------------------------------------------------
 Total dividends ...................................   (0.221)       (0.447)        (0.440)       (0.294)      (0.449)     (0.440)
                                                     -----------------------------------------------------------------------------
Net asset value, end of period .....................   $9.960        $9.750        $ 9.700       $10.160      $10.060      $9.620
                                                     =============================================================================
 Total return(3) ...................................     4.47%         5.35%         (0.26%)        3.98%        9.49%       2.56%

Ratios and supplemental data:
 Net assets, end of period (000 omitted) ...........  $36,520       $36,136        $37,807       $39,345      $38,343     $40,037
 Ratio of expenses to average net assets ...........     1.00%         1.01%          1.00%         0.96%        0.91%       0.92%
 Ratio of expenses to average net assets prior to
 expense limitation and expenses paid indirectly ...     1.02%         1.16%          1.08%         1.06%        0.97%       1.06%
 Ratio of net investment income to average
    net assets .....................................     4.54%         4.71%          4.36%         4.38%        4.62%       4.68%
 Ratio of net investment income to average
    net assets prior to expense limitation
    and expenses paid indirectly ...................     4.52%         4.56%          4.28%         4.28%        4.56%       4.54%
 Portfolio turnover ................................        2%            0%             2%           13%          14%         14%

----------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                             Delaware Tax-Free Iowa Fund Class B
--------------------------------------------------------------------------------

                                                   Six Months      Year        Year    Eight Months     Year        Year
                                                     Ended        Ended       Ended       Ended        Ended       Ended
                                                   2/28/01(1)    8/31/00     8/31/99    8/31/98(1)   12/31/97(2)  12/31/96
                                                  (Unaudited)

Net asset value, beginning of period .............   $9.750      $9.700      $10.160     $10.060      $ 9.610      $9.830

Income (loss) from investment operations:
 Net investment income ...........................    0.185       0.376        0.363       0.243        0.366       0.380
 Net realized and unrealized gain (loss)
    on investments ...............................    0.210       0.050       (0.460)      0.100        0.457      (0.220)
                                                   ------------------------------------------------------------------------
Total from investment operations .................    0.395       0.426       (0.097)      0.343        0.823       0.160
                                                   ------------------------------------------------------------------------
Less dividends:
 Dividends from net investment income ............   (0.185)     (0.376)      (0.363)     (0.243)      (0.373)     (0.380)
                                                   ------------------------------------------------------------------------
 Total dividends .................................   (0.185)     (0.376)      (0.363)     (0.243)      (0.373)     (0.380)
                                                   ------------------------------------------------------------------------
Net asset value, end of period ...................   $9.960      $9.750      $ 9.700     $10.160      $10.060      $9.610
                                                   ========================================================================
 Total return(3) .................................     4.09%       4.56%       (1.03%)      3.46%        8.75%       1.76%

Ratios and supplemental data:
 Net assets, end of period (000 omitted) .........   $4,005      $3,616       $4,600      $3,910       $2,910      $1,645
 Ratio of expenses to average net assets .........     1.75%       1.76%        1.75%       1.71%        1.67%       1.61%
 Ratio of expenses to average net assets prior to
 expense limitation and expenses paid indirectly .     1.77%       1.91%        1.83%       1.81%        1.73%       1.81%
 Ratio of net investment income to average
    net assets ...................................     3.79%       3.96%        3.61%       3.63%        3.86%       3.97%
 Ratio of net investment income to average
    net assets prior to expense limitation
    and expenses paid indirectly .................     3.77%       3.81%        3.53%       3.53%        3.80%       3.77%
 Portfolio turnover ..............................        2%          0%           2%         13%          14%         14%

----------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                             Delaware Tax-Free Iowa Fund Class C
--------------------------------------------------------------------------------

                                                    Six Months       Year        Year    Eight Months     Year        Year
                                                       Ended        Ended       Ended        Ended       Ended       Ended
                                                     2/28/01(1)    8/31/00     8/31/99     8/31/98(1)  12/31/97(2)  12/31/96
                                                    (Unaudited)

Net asset value, beginning of period ............      $9.750      $9.700      $10.160     $10.060      $ 9.610      $9.830

Income (loss) from investment operations:
 Net investment income ..........................       0.185       0.376        0.363       0.243        0.360       0.360
 Net realized and unrealized gain (loss)
    on investments ..............................       0.210       0.050       (0.460)      0.100        0.456      (0.220)
                                                    --------------------------------------------------------------------------
Total from investment operations ................       0.395       0.426       (0.097)      0.343        0.816       0.140
                                                    --------------------------------------------------------------------------
Less dividends:
 Dividends from net investment income ...........      (0.185)     (0.376)      (0.363)     (0.243)      (0.366)     (0.360)
                                                    --------------------------------------------------------------------------
 Total dividends ................................      (0.185)     (0.376)      (0.363)     (0.243)      (0.366)     (0.360)
                                                    --------------------------------------------------------------------------
Net asset value, end of period ..................      $9.960      $9.750      $ 9.700     $10.160      $10.060      $9.610
                                                    ==========================================================================
 Total return(3) ................................        4.09%       4.57%       (1.03%)      3.46%        8.68%       1.56%

Ratios and supplemental data:
 Net assets, end of period (000 omitted) ........      $1,233      $1,107       $1,296      $1,225         $871        $670
 Ratio of expenses to average net assets ........        1.75%       1.76%        1.75%       1.71%        1.74%       1.75%
 Ratio of expenses to average net assets prior to
 expense limitation and expenses paid indirectly         1.77%       1.91%        1.83%       1.81%        1.80%       1.81%
 Ratio of net investment income to average
    net assets ..................................        3.79%       3.96%        3.61%       3.63%        3.79%       3.82%
 Ratio of net investment income to average
    net assets prior to expense limitation
    and expenses paid indirectly ................        3.77%       3.81%        3.53%       3.53%        3.73%       3.76%
 Portfolio turnover .............................           2%          0%           2%         13%          14%         14%


----------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes
23

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                 Delaware Tax-Free Missouri Insured Fund Class A
--------------------------------------------------------------------------------

                                                     Six Months      Year        Year      Eight Months     Year        Year
                                                       Ended         Ended       Ended        Ended        Ended       Ended
                                                      2/28/01(1)    8/31/00     8/31/99     8/31/98(1)   12/31/97(2)  12/31/96
                                                     (Unaudited)

Net asset value, beginning of period ...............    $10.340     $10.340      $10.870     $10.810      $10.370     $10.540
 Income (loss) from investment operations:
 Net investment income .............................      0.246       0.494        0.498       0.333        0.504       0.520
 Net realized and unrealized gain (loss)
   on investments ..................................      0.240          --       (0.530)      0.060        0.446      (0.180)
                                                       ---------------------------------------------------------------------------
Total from investment operations ...................      0.486       0.494       (0.032)      0.393        0.950       0.340
                                                       ---------------------------------------------------------------------------
Less dividends:
 Dividends from net investment income ..............     (0.246)     (0.494)      (0.498)     (0.333)      (0.510)     (0.510)
                                                       ---------------------------------------------------------------------------
 Total dividends ...................................     (0.246)     (0.494)      (0.498)     (0.333)      (0.510)     (0.510)
                                                       ---------------------------------------------------------------------------
Net asset value, end of period .....................    $10.580     $10.340      $10.340     $10.870      $10.810     $10.370
                                                       ===========================================================================
Total return(3) ....................................       4.76%       4.99%       (0.38%)      3.70%        9.43%       3.41%

Ratios and supplemental data:
 Net assets, end of period (000 omitted) ...........    $39,672     $38,314      $42,337     $46,939      $48,565     $49,301
 Ratio of expenses to average net assets ...........       0.97%       1.03%        0.97%       0.92%        0.91%       0.71%
 Ratio of expenses to average net assets prior to
  expense limitation and expenses paid indirectly ..       0.97%       1.03%        1.02%       1.02%        0.93%       1.03%
 Ratio of net investment income to average
  net assets .......................................       4.75%        4.88%        4.62%       4.64%        4.81%       5.05%
 Ratio of net investment income to average
  net assets prior to expense limitation and
  expenses paid indirectly .........................       4.75%       4.88%        4.57%       4.54%        4.79%       4.73%
 Portfolio turnover ................................         10%          1%           7%         18%          12%         28%

------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                 Delaware Tax-Free Missouri Insured Fund Class B
--------------------------------------------------------------------------------

                                                     Six Months      Year        Year      Eight Months     Year        Year
                                                       Ended         Ended       Ended        Ended        Ended       Ended
                                                      2/28/01(1)    8/31/00     8/31/99     8/31/98(1)   12/31/97(2)  12/31/96
                                                     (Unaudited)

Net asset value, beginning of period ...............    $10.340     $10.340      $10.870     $10.810      $10.370     $10.540
 Income (loss) from investment operations:
 Net investment income .............................      0.207       0.418        0.416       0.279        0.425       0.460
 Net realized and unrealized gain (loss)
   on investments ..................................      0.240          --       (0.530)      0.060        0.451      (0.180)
                                                     ---------------------------------------------------------------------------
Total from investment operations ...................      0.447       0.418       (0.114)      0.339        0.876       0.280
                                                     ---------------------------------------------------------------------------
Less dividends:
 Dividends from net investment income ..............     (0.207)     (0.418)      (0.416)     (0.279)      (0.436)     (0.450)
                                                     ---------------------------------------------------------------------------
 Total dividends and distributions .................     (0.207)     (0.418)      (0.416)     (0.279)      (0.436)     (0.450)
                                                     ---------------------------------------------------------------------------
Net asset value, end of period .....................    $10.580     $10.340      $10.340     $10.870      $10.810     $10.370
                                                     ===========================================================================
Total return(3) ....................................       4.37%       4.21%       (1.13%)      3.19%        8.66%       2.93%

Ratios and supplemental data:
 Net assets, end of period (000 omitted) ...........     $9,886     $10,053      $10,572     $11,317      $11,507     $10,432
 Ratio of expenses to average net assets ...........       1.72%       1.78%        1.72%       1.67%        1.61%       1.29%
 Ratio of expenses to average net assets prior to
  expense limitation and expenses paid indirectly ..       1.72%       1.78%        1.77%       1.77%        1.63%       1.78%
 Ratio of net investment income to average
  net assets .......................................       4.00%       4.13%        3.87%       3.89%        4.11%       4.46%
 Ratio of net investment income to average
  net assets prior to expense limitation and
  expenses paid indirectly .........................       4.00%       4.13%        3.82%       3.79%        4.09%       3.97%
 Portfolio turnover ................................         10%          1%           7%         18%          12%         28%


-------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                 Delaware Tax-Free Missouri Insured Fund Class C
--------------------------------------------------------------------------------

                                                     Six Months      Year        Year      Eight Months     Year        Year
                                                       Ended         Ended       Ended        Ended        Ended       Ended
                                                      2/28/01(1)    8/31/00     8/31/99     8/31/98(1)   12/31/97(2)  12/31/96
                                                     (Unaudited)

Net asset value, beginning of period ...............     $10.350     $10.350      $10.880     $10.810      $10.370     $10.540
 Income (loss) from investment operations:
 Net investment income .............................       0.207       0.418        0.419       0.279        0.405       0.430
 Net realized and unrealized gain (loss)
   on investments ..................................       0.240      --           (0.530)      0.070        0.455      (0.180)
                                                      ---------------------------------------------------------------------------
Total from investment operations ...................       0.447       0.418       (0.111)      0.349        0.860       0.250
                                                      ---------------------------------------------------------------------------
Less dividends:
 Dividends from net investment income ..............      (0.207)     (0.418)      (0.419)     (0.279)      (0.420)     (0.420)
                                                      ---------------------------------------------------------------------------
 Total dividends and distributions .................      (0.207)     (0.418)      (0.419)     (0.279)      (0.420)     (0.420)
                                                      ---------------------------------------------------------------------------
Net asset value, end of period .....................     $10.590     $10.350      $10.350     $10.880      $10.810     $10.370
                                                      ===========================================================================
Total return(3) ....................................       4.33%       4.20%       (1.12%)      3.28%        8.49%       2.48%

Ratios and supplemental data:
 Net assets, end of period (000 omitted) ...........        $313        $343         $231        $112         $225        $152
 Ratio of expenses to average net assets ...........        1.72%       1.78%        1.72%       1.67%        1.74%       1.62%
 Ratio of expenses to average net assets prior to
  expense limitation and expenses paid indirectly ..        1.72%       1.78%        1.77%       1.77%        1.76%       1.78%
 Ratio of net investment income to average
  net assets .......................................        4.00%       4.13%        3.87%       3.89%        3.98%       4.10%
 Ratio of net investment income to average
  net assets prior to expense limitation and
  expenses paid indirectly .........................        4.00%       4.13%        3.82%       3.79%        3.96%       3.94%
 Portfolio turnover ................................          10%          1%           7%         18%          12%         28%

----------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes
26

Financial Highlights (continued) Selected data for each share of the Fund outstanding throughout each period were as follows:

                                   Delaware Tax-Free Oregon Insured Fund Class A
--------------------------------------------------------------------------------

                                                     Six Months      Year        Year      Eight Months     Year        Year
                                                       Ended         Ended       Ended        Ended        Ended       Ended
                                                      2/28/01(1)    8/31/00     8/31/99     8/31/98(1)   12/31/97(2)  12/31/96
                                                     (Unaudited)

Net asset value, beginning of period ............    $ 9.910        $9.810      $10.430       $10.310      $ 9.870     $10.050

Income (loss) from investment operations:
  Net investment income .........................      0.230         0.467        0.458         0.320        0.481       0.480
  Net realized and unrealized gain (loss)
   on investments ...............................      0.300         0.100       (0.620)        0.120        0.444      (0.180)
                                                    ----------------------------------------------------------------------------
Total from investment operations ................      0.530         0.567       (0.162)        0.440        0.925       0.300
                                                    ----------------------------------------------------------------------------
Less dividends:
 Dividends from net investment income ...........     (0.230)       (0.467)      (0.458)       (0.320)      (0.485)     (0.480)
                                                    ----------------------------------------------------------------------------
 Total dividends ................................     (0.230)       (0.467)      (0.458)       (0.320)      (0.485)     (0.480)
                                                    ----------------------------------------------------------------------------
Net asset value, end of period ..................    $10.210        $9.910      $ 9.810       $10.430      $10.310     $ 9.870
                                                    ============================================================================
Total return(3) .................................       5.41%         6.04%       (1.67%)        4.33%        9.66%       3.15%

Ratios and supplemental data:
 Net assets, end of period (000 omitted) ........    $23,817       $22,712      $27,518       $24,336      $22,071     $20,913
 Ratio of expenses to average net assets ........       0.85%         0.85%        0.80%         0.71%        0.71%       0.71%
 Ratio of expenses to average net assets prior to
  expense limitation and expenses paid indirectly       0.99%         1.01%        1.02%         1.03%        0.94%       1.07%
 Ratio of net investment income to average
  net assets ....................................       4.63%         4.85%        4.44%         4.64%        4.83%       4.92%
 Ratio of net investment income to average net
  assets prior to expense limitation and
  expenses paid indirectly ......................       4.49%         4.69%        4.22%         4.32%        4.60%       4.56%
 Portfolio turnover .............................         32%            0%          10%            5%           5%         40%

---------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                   Delaware Tax-Free Oregon Insured Fund Class B
--------------------------------------------------------------------------------

                                                     Six Months      Year        Year      Eight Months     Year        Year
                                                       Ended         Ended       Ended        Ended        Ended       Ended
                                                      2/28/01(1)    8/31/00     8/31/99     8/31/98(1)   12/31/97(2)  12/31/96
                                                     (Unaudited)

Net asset value, beginning of period ............    $ 9.910        $9.810      $10.430       $10.310      $ 9.870     $10.050

Income (loss) from investment operations:
  Net investment income .........................      0.193         0.394        0.381         0.268        0.422       0.430
  Net realized and unrealized gain (loss)
   on investments ...............................      0.310         0.100       (0.620)        0.120        0.434      (0.180)
                                                   ----------------------------------------------------------------------------
Total from investment operations ................      0.503         0.494       (0.239)        0.388        0.856       0.250
                                                   ----------------------------------------------------------------------------
Less dividends:
 Dividends from net investment income ...........     (0.193)       (0.394)      (0.381)       (0.268)      (0.416)     (0.430)
                                                   ----------------------------------------------------------------------------
 Total dividends ................................     (0.193)       (0.394)      (0.381)       (0.268)      (0.416)     (0.430)
                                                   ----------------------------------------------------------------------------
Net asset value, end of period ..................    $10.220        $9.910       $9.810       $10.430      $10.310    $  9.870
                                                   ============================================================================
Total return(3) .................................       5.12%         5.24%       (2.41%)        3.82%        8.90%       2.61%

Ratios and supplemental data:
 Net assets, end of period (000 omitted) ........     $6,918        $7,484       $7,999        $6,011       $6,461      $4,758
 Ratio of expenses to average net assets ........       1.60%         1.60%        1.55%         1.46%        1.39%       1.25%
 Ratio of expenses to average net assets prior to
  expense limitation and expenses paid indirectly       1.74%         1.76%        1.77%         1.78%        1.62%       1.83%
 Ratio of net investment income to average
  net assets ....................................       3.88%         4.10%        3.69%         3.89%        4.15%       4.37%
 Ratio of net investment income to average net
  assets prior to expense limitation and
  expenses paid indirectly ......................       3.74%         3.94%        3.47%         3.57%        3.92%       3.79%
 Portfolio turnover .............................         32%            0%          10%            5%           5%         40%

------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Financial Highlights (continued) Selected data for each share of the Fund outstanding throughout each period were as follows:

                                   Delaware Tax-Free Oregon Insured Fund Class C
--------------------------------------------------------------------------------

                                                     Six Months      Year        Year      Eight Months     Year        Year
                                                       Ended         Ended       Ended        Ended        Ended       Ended
                                                      2/28/01(1)    8/31/00     8/31/99     8/31/98(1)   12/31/97(2)  12/31/96
                                                     (Unaudited)

Net asset value, beginning of period ............    $ 9.920       $9.820       $10.440       $10.320      $ 9.880     $10.050

Income (loss) from investment operations:
  Net investment income .........................      0.193        0.394         0.380         0.268        0.411       0.400
  Net realized and unrealized gain (loss)
   on investments ...............................      0.310        0.100        (0.620)        0.120        0.431      (0.170)
                                                   ------------------------------------------------------------------------------
Total from investment operations ................      0.503        0.494        (0.240)        0.388        0.842       0.230
                                                   ------------------------------------------------------------------------------
Less dividends:
 Dividends from net investment income ...........     (0.193)      (0.394)       (0.380)       (0.268)      (0.402)     (0.400)
                                                   ------------------------------------------------------------------------------
 Total dividends ................................     (0.193)      (0.394)       (0.380)       (0.268)      (0.402)     (0.400)
                                                   ------------------------------------------------------------------------------
Net asset value, end of period ..................    $10.230       $9.920       $ 9.820       $10.440      $10.320     $ 9.880
                                                   ==============================================================================
Total return(3) .................................       5.12%        5.24%        (2.41%)        3.81%        8.75%       2.38%

Ratios and supplemental data:
 Net assets, end of period (000 omitted) ........     $1,436       $1,609        $1,603          $999         $532        $360
 Ratio of expenses to average net assets ........       1.60%        1.60%         1.55%         1.46%        1.51%       1.55%
 Ratio of expenses to average net assets prior to
  expense limitation and expenses paid indirectly       1.74%        1.76%         1.77%         1.78%        1.74%       1.82%
 Ratio of net investment income to average
  net assets ....................................       3.88%        4.10%         3.69%         3.89%        4.03%       4.03%
 Ratio of net investment income to average net
  assets prior to expense limitation and
  expenses paid indirectly ......................       3.74%        3.94%         3.47%         3.57%        3.80%       3.76%
 Portfolio turnover .............................         32%           0%           10%            5%           5%         40%

------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                        Delaware Tax-Free Wisconsin Fund Class A
--------------------------------------------------------------------------------

                                                         Six Months      Year        Year      Eight Months     Year        Year
                                                           Ended         Ended       Ended        Ended        Ended       Ended
                                                          2/28/01(1)    8/31/00     8/31/99     8/31/98(1)   12/31/97(2)  12/31/96
                                                         (Unaudited)

Net asset value, beginning of period ..................    $9.510       $9.550      $10.080       $10.010      $ 9.640      $9.780

Income (loss) from investment operations:
  Net investment income ...............................     0.229        0.460        0.452         0.304        0.466       0.460
  Net realized and unrealized gain (loss)
   on investments .....................................     0.180       (0.040)      (0.530)        0.070        0.383      (0.140)
                                                          ------------------------------------------------------------------------
  Total from investment operations ....................     0.409        0.420       (0.078)        0.374        0.849       0.320
                                                          ------------------------------------------------------------------------

Less dividends:
 Dividends from net investment income .................    (0.229)      (0.460)      (0.452)       (0.304)      (0.479)     (0.460)
                                                          ------------------------------------------------------------------------
  Total dividends .....................................    (0.229)      (0.460)      (0.452)       (0.304)      (0.479)     (0.460)
                                                          ------------------------------------------------------------------------

Net asset value, end of period ........................    $9.690       $9.510     $ 9.550       $10.080      $10.010      $9.640
                                                          ========================================================================

Total return(3) .......................................     4.36%        4.62%       (0.87%)        3.80%        9.07%       3.49%

Ratios and supplemental data:
 Net assets, end of period (000 omitted) ..............   $29,489      $28,737      $33,410       $34,489      $30,879     $28,292
 Ratio of expenses to average net assets ..............     1.00%        1.02%        1.00%         1.00%        0.99%       0.98%
 Ratio of expenses to average net assets prior to
  expense limitation and expenses paid indirectly .....     1.02%        1.15%        1.03%         1.04%        1.07%       1.09%
 Ratio of net investment income to average
  net assets ..........................................     4.83%        4.94%        4.54%         4.56%        4.76%       4.90%
 Ratio of net investment income to average net
  assets prior to expense limitation and
  expenses paid indirectly ............................     4.81%        4.81%        4.51%         4.52%        4.68%       4.79%
 Portfolio turnover ...................................        0%           6%           6%           16%          30%         38%

-------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes
30

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                        Delaware Tax-Free Wisconsin Fund Class B
--------------------------------------------------------------------------------

                                                         Six Months      Year        Year      Eight Months     Year        Year
                                                           Ended         Ended       Ended        Ended        Ended       Ended
                                                          2/28/01(1)    8/31/00     8/31/99     8/31/98(1)   12/31/97(2)  12/31/96
                                                         (Unaudited)

Net asset value, beginning of period ..................    $9.500       $9.540      $10.070       $10.000      $ 9.630      $9.770

Income (loss) from investment operations:
  Net investment income ...............................     0.194        0.391        0.378         0.255        0.395       0.410
  Net realized and unrealized gain (loss)
   on investments .....................................     0.180       (0.041)      (0.530)        0.070        0.382      (0.140)
                                                           -----------------------------------------------------------------------
  Total from investment operations ....................     0.374        0.350       (0.152)        0.325        0.777       0.270
                                                           -----------------------------------------------------------------------
Less dividends:
 Dividends from net investment income .................    (0.194)      (0.390)      (0.378)       (0.255)      (0.407)     (0.410)
                                                           -----------------------------------------------------------------------
 Total dividends ......................................    (0.194)      (0.390)      (0.378)       (0.255)      (0.407)     (0.410)
                                                           -----------------------------------------------------------------------

Net asset value, end of period ........................    $9.680       $9.500      $ 9.540       $10.070      $10.000      $9.630
                                                           =======================================================================
Total return(3) .......................................     3.97%        3.84%       (1.60%)        3.29%        8.27%       2.84%

Ratios and supplemental data:
 Net assets, end of period (000 omitted) ..............    $2,986       $3,243       $3,206        $2,621       $1,931      $1,339
 Ratio of expenses to average net assets ..............     1.75%        1.77%        1.75%         1.75%        1.72%       1.66%
 Ratio of expenses to average net assets prior to
  expense limitation and expenses paid indirectly .....     1.77%        1.90%        1.78%         1.79%        1.80%       1.85%
 Ratio of net investment income to average
  net assets ..........................................     4.08%        4.19%        3.79%         3.81%        4.03%       4.37%
 Ratio of net investment income to average net
  assets prior to expense limitation and
  expenses paid indirectly ............................     4.06%        4.06%        3.76%         3.77%        3.95%       4.18%
 Portfolio turnover ...................................        0%           6%           6%           16%          30%         38%


--------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                        Delaware Tax-Free Wisconsin Fund Class C
--------------------------------------------------------------------------------

                                                         Six Months      Year        Year      Eight Months     Year        Year
                                                           Ended         Ended       Ended        Ended        Ended       Ended
                                                          2/28/01(1)    8/31/00     8/31/99     8/31/98(1)   12/31/97(2)  12/31/96
                                                         (Unaudited)

Net asset value, beginning of period ..................    $9.540       $9.570      $10.110       $10.030      $ 9.660      $9.790

Income (loss) from investment operations:
 Net investment income ................................     0.193        0.392        0.377         0.259        0.380       0.390
 Net realized and unrealized gain (loss)
  on investments ......................................     0.180       (0.032)      (0.540)        0.075        0.390      (0.130)
                                                           -----------------------------------------------------------------------
 Total from investment operations .....................     0.373        0.360       (0.163)        0.334        0.770       0.260
                                                           -----------------------------------------------------------------------

Less dividends:
 Dividends from net investment income .................    (0.193)      (0.390)      (0.377)       (0.254)      (0.400)     (0.390)
                                                           -----------------------------------------------------------------------
 Total dividends ......................................    (0.193)      (0.390)      (0.377)       (0.254)      (0.400)     (0.390)
                                                           -----------------------------------------------------------------------

Net asset value, end of period ........................    $9.720       $9.540     $  9.570       $10.110      $10.030      $9.660
                                                           =======================================================================

Total return(3) .......................................     3.95%        3.93%       (1.70%)        3.38%        8.16%       2.74%

Ratios and supplemental data:
 Net assets, end of period (000 omitted) ..............    $1,849       $1,375       $1,509        $1,283         $689        $555
 Ratio of expenses to average net assets ..............     1.75%        1.77%        1.75%         1.75%        1.81%       1.75%
 Ratio of expenses to average net assets prior to
  expense limitation and expenses paid indirectly .....     1.77%        1.90%        1.78%         1.79%        1.89%       1.83%
 Ratio of net investment income to average
  net assets ..........................................     4.08%        4.19%        3.79%         3.81%        3.94%       4.12%
 Ratio of net investment income to average
  net assets prior to expense limitation and
  expenses paid indirectly ............................     4.06%        4.06%        3.76%         3.77%        3.86%       4.04%
 Portfolio turnover ...................................        0%           6%           6%           16%          30%         38%

----------

(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Notes to Financial Statements

February 28, 2001 (Unaudited)
-------------------------------------------------------------------------------

Voyageur Mutual Funds (the "Trust") is organized as a Delaware business trust and offers nine series: Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free Iowa Fund, Delaware Minnesota High-Yield Municipal Bond Fund, Delaware National High-Yield Municipal Bond Fund, Delaware Tax-Free New York Fund, Delaware Tax-Free Wisconsin Fund, and Delaware Montana Municipal Bond Fund.

Voyageur Investment Trust (the "Trust") is organized as a Massachusetts business trust and offers seven series: Delaware Tax-Free California Insured Fund, Delaware Tax-Free Florida Fund, Delaware Tax-Free Florida Insured Fund, Delaware Tax-Free Kansas Fund, Delaware Tax-Free Missouri Insured Fund, Delaware Tax-Free New Mexico Fund, and Delaware Tax-Free Oregon Insured Fund.

These financial statements and the related notes pertain to the Delaware Tax-Free Iowa Fund, Delaware Tax-Free Missouri Insured Fund, Delaware Tax-Free Oregon Insured Fund, and Delaware Tax-Free Wisconsin Fund (the "Fund" or collectively as the "Funds"). The Trusts are open-end investment companies. The Funds are considered non-diversified under the Investment Company Act of 1940, as amended. The Funds offer Class A, Class B and Class C shares.

Class A shares are sold with a front-end sales charge of up to 3.75%. Class B shares are sold with a contingent deferred sales charge that declines from 4.00% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months.

The investment objective of Delaware Tax-Free Iowa Fund, Delaware
Tax-Free Missouri Insured Fund, Delaware Tax-Free Oregon Insured Fund, and Delaware Tax-Free Wisconsin Fund is to seek as high a level of current income exempt from federal income tax and personal income tax in their respective states, as is consistent with preservation of capital.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of each Fund's Board of Trustees.

-------------------------------------------------------------------------------
Federal Income Taxes -- Each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting -- Investment income and common expenses are allocated to the various classes of the Funds on the basis of "settled shares" of each class in relation to the net assets of the Funds. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Original issue discounts and market premiums are accreted to interest income over the lives of the respective securities. Each Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gains on investments, if any, annually.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000, and will require investment companies to amortize all premiums and discounts on fixed income securities. The Funds do not amortize market discounts currently on fixed income securities, but recognize the discount at disposition in compliance with the Internal Revenue Code. Upon adoption, each Fund will be required to record a cumulative effect adjustment to reflect the amortization of such discounts. The adjustment will effectively be a reclassification between net investment income and net unrealized appreciation (depreciation) of securities and therefore will not impact total net assets or the net asset value per share of each Fund. Additionally, the above adjustment will have no impact on each Fund's distributions, which are determined in accordance with federal income tax regulations.

-------------------------------------------------------------------------------

1. Significant Accounting Policies (continued)
Certain expenses of the Funds are paid through commission arrangements with brokers. These transactions are done subject to best execution. In addition, the Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. The expenses paid under the above arrangements are included in their respective expense captions on the Statements of Operations with the corresponding expense offset shown as "expenses paid indirectly". The amounts of these expenses for the six months ended February 28, 2001 were as follows.

                                 Delaware Tax-Free       Delaware Tax-Free       Delaware Tax-Free        Delaware Tax-Free
                                       Iowa              Missouri Insured         Oregon Insured              Wisconsin
                                       Fund                  Fund                      Fund                     Fund
                                 -----------------       ----------------        -----------------        -----------------
Commission reimbursements .....        $467                  $563                     $362                      $381
Earnings credits...............          11                   316                      226                        15

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee based on each Fund's average daily net assets as follows:

                                 Delaware Tax-Free       Delaware Tax-Free       Delaware Tax-Free        Delaware Tax-Free
                                       Iowa              Missouri Insured         Oregon Insured              Wisconsin
                                       Fund                  Fund                      Fund                     Fund
                                 -----------------       ----------------        -----------------        -----------------
On the first $500 million......       0.55%                   0.50%                  0.50%                     0.55%
On the next $500 million.......       0.50%                   0.475%                 0.475%                    0.50%
On the next $1.5 billion.......       0.45%                   0.45%                  0.45%                     0.45%
In excess of $2.5 billion......       0.425%                  0.425%                 0.425%                    0.425%

DMC has elected to waive that portion, if any, of its management fee and reimburse each Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed specified percentages of average daily net assets through October 31, 2001, as shown below.

                                 Delaware Tax-Free       Delaware Tax-Free       Delaware Tax-Free        Delaware Tax-Free
                                       Iowa              Missouri Insured         Oregon Insured              Wisconsin
                                       Fund                  Fund                      Fund                     Fund
                                 -----------------       ----------------        -----------------        -----------------
Operating expense
   limitation as a percentage
   of average daily net assets
   (per annum) ..................        0.75%                  N/A                    0.60%                     0.75%

The Funds have engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administrative services. Each Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to a distribution agreement, each Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares.

For the period ended February 28, 2001, DDLP earned commissions on sales of the Class A shares for each Fund as follows:

                                 Delaware Tax-Free       Delaware Tax-Free       Delaware Tax-Free        Delaware Tax-Free
                                       Iowa              Missouri Insured         Oregon Insured              Wisconsin
                                       Fund                  Fund                      Fund                     Fund
                                 -----------------       ----------------        -----------------        -----------------
                                      $3,772                $3,293                    $5,379                   $4,919

-------------------------------------------------------------------------------

2. Investment Management, Administration Agreements and Other
   Transactions with Affiliates (continued)

At February 28, 2001, each Fund had liabilities payable to affiliates as follows:

                                       Delaware Tax-Free       Delaware Tax-Free       Delaware Tax-Free        Delaware Tax-Free
                                             Iowa              Missouri Insured         Oregon Insured              Wisconsin
                                             Fund                  Fund                      Fund                     Fund
                                       -----------------       ----------------        -----------------        -----------------
Investment management fee
   payable to DMC.....................       $17,627                 $19,180               $7,375                   $13,358
Dividend disbursing, transfer agent
   fees, accounting and other
   expenses payable to DSC............         6,056                   5,246                3,374                     4,519
Other expenses payable to
   DMC and affiliates.................        16,023                   5,285                3,093                     3,234

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Funds. These officers, trustees and employees are paid no compensation by the Funds.

3. Investments
For the six months ended February 28, 2001, the Funds made purchases and sales of investment securities other than U.S. government securities and short-term investments as follows:

                                 Delaware Tax-Free       Delaware Tax-Free       Delaware Tax-Free        Delaware Tax-Free
                                       Iowa              Missouri Insured         Oregon Insured              Wisconsin
                                       Fund                  Fund                      Fund                     Fund
                                 -----------------       ----------------        -----------------        -----------------
Purchases .....................      $425,700            $2,661,026               $4,930,895                   $258,451
Sales..........................       415,871             2,483,443                5,521,973                         --

At February 28, 2001, the cost of investments for federal income tax purposes approximates the cost for book purposes. At February 28, 2001, the cost of investments and unrealized appreciation (depreciation) for each Fund were as follows:

                                 Delaware Tax-Free       Delaware Tax-Free       Delaware Tax-Free        Delaware Tax-Free
                                       Iowa              Missouri Insured         Oregon Insured              Wisconsin
                                       Fund                  Fund                      Fund                     Fund
                                 -----------------       ----------------        -----------------        -----------------
Cost of investments............      $39,042,563           $46,332,848              $30,184,535              $32,476,539
                                     ===========           ===========              ===========              ===========
Aggregate unrealized
   appreciation................        2,362,451             2,988,333                1,755,009                1,415,142
Aggregate unrealized
   depreciation................          (81,301)              (13,197)                (101,631)                 (86,108)
                                     -----------           -----------              -----------              -----------
Net unrealized appreciation....      $ 2,281,150           $ 2,975,136              $ 1,653,378              $ 1,329,034
                                     ===========           ===========              ===========              ===========

For federal income tax purposes, certain Funds had accumulated capital losses as of February 28, 2001, which may be carried forward and applied against future capital gains. Such capital loss carry forward amounts will expire as follows:

                                 Delaware Tax-Free       Delaware Tax-Free       Delaware Tax-Free        Delaware Tax-Free
                                       Iowa              Missouri Insured         Oregon Insured              Wisconsin
 Year of Expiration                   Fund                  Fund                      Fund                     Fund
 ------------------             -----------------       ----------------        -----------------        -----------------
       2002...................     $  969,615                $     --                 $215,801                $128,938
       2003...................        368,235                 209,612                  158,365                  64,926
       2004...................        168,308                 525,264                  218,468                 229,647
       2005...................        117,934                      --                       --                      --
       2007...................             --                      --                       --                  53,540
       2008...................        133,882                 187,782                       --                 422,454
                                   ----------                --------                 --------                --------
Total                              $1,757,974                $922,658                 $592,634                $899,505
                                   ----------                --------                 --------                --------

--------------------------------------------------------------------------------
4. Capital Shares
Transactions in capital shares were as follows:

                                          Delaware Tax-Free             Delaware Tax-Free
                                              Iowa Fund               Missouri Insured Fund
                                      -------------------------     --------------------------
                                       Six Months       Year          Six Months        Year
                                         Ended         Ended            Ended          Ended
                                        2/28/01       8/31/00          2/28/01        8/31/00
Shares sold:
   Class A .....................        84,696       217,604           196,392        349,266
   Class B .....................        33,374        37,082            31,334         60,617
   Class C .....................        11,102        19,292             1,328         24,320
Shares issued upon reinvestment
   of distributions:
   Class A .....................        51,164       108,586            46,915         94,053
   Class B .....................         4,585        12,214            11,609         24,584
   Class C .....................         1,430         3,241               470            620
                                      --------      --------          --------       --------
                                       186,351       398,019           288,048        553,460
                                      --------      --------          --------       --------
Shares repurchased:
   Class A .....................      (174,610)     (518,863)         (199,166)      (832,478)
   Class B .....................        (6,733)     (152,719)          (80,834)      (135,474)
   Class C .....................        (2,216)      (42,678)           (5,381)       (14,124)
                                      --------      --------          --------       --------
                                      (183,559)     (714,260)         (285,381)      (982,076)
                                      --------      --------          --------       --------
Net increase (decrease) ........         2,792      (316,241)            2,667       (428,616)
                                      --------      --------          --------       --------
                                          Delaware Tax-Free             Delaware Tax-Free
                                         Oregon Insured Fund             Wisconsin Fund
                                      -------------------------     --------------------------
                                       Six Months       Year          Six Months        Year
                                         Ended         Ended            Ended          Ended
                                        2/28/01       8/31/00          2/28/01        8/31/00
Shares sold:
   Class A .....................       200,458       143,160           116,204         183,938
   Class B .....................        19,521        57,843            25,941          70,486
   Class C .....................        12,311        73,692            54,235           8,266
Shares issued upon reinvestment
   of distributions:
   Class A .....................        31,437        71,654            45,030          96,125
   Class B .....................         7,175        16,104             3,773           7,887
   Class C .....................         1,281         4,696             2,772           5,389
                                      --------      --------          --------        --------
                                       272,183       367,149           247,955         372,091
                                      --------      --------          --------        --------
Shares repurchased:
   Class A .....................      (192,474)     (728,502)         (140,757)       (757,125)
   Class B .....................      (104,875)     (134,093)          (62,720)        (73,052)
   Class C .....................       (35,300)      (79,480)          (10,959)        (27,109)
                                      --------      --------          --------        --------
                                      (332,648)     (942,075)         (214,436)       (857,286)
                                      --------      --------          --------        --------
Net increase (decrease) ........       (60,466)     (574,926)          (33,519)       (485,195)
                                      --------      --------          --------        --------

--------------------------------------------------------------------------------
5. Line of Credit
Each Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participate in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one-third of their net assets under the agreement. The Funds had no amounts outstanding as of February 28, 2001, or at any time during the period.

6. Credit and Market Risk
The Funds concentrate their investments in securities issued by each corresponding state's municipalities. The value of these investments may be adversely affected by new legislation within the states, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statements of Net Assets.

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London


For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawareinvestments.com

This semi-annual report is for the information of Delaware Tax-Free Iowa
Fund, Delaware Tax-Free Missouri Insured Fund, Delaware Tax-Free Oregon Insured Fund, and Delaware Tax-Free Wisconsin Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for these Funds and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Funds. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in each Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

BOARD OF TRUSTEES

Charles E. Haldeman, Jr.
Chairman
Delaware Investments Family of Funds
Philadelphia, PA

Walter P. Babich
Board Chairman
Citadel Constructors, Inc.
King of Prussia, PA

David K. Downes
President and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

John H. Durham
Private Investor
Horsham, PA

John A. Fry
Executive Vice President
University of Pennsylvania
Philadelphia, PA

Anthony D. Knerr
Consultant, Anthony Knerr & Associates
New York, NY

Ann R. Leven
Former Treasurer, National Gallery of Art
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN

AFFILIATED OFFICERS

William E. Dodge
Executive Vice President and
Chief Investment Officer, Equity
Delaware Investments Family of Funds
Philadelphia, PA

Jude T. Driscoll
Executive Vice President and
Head of Fixed Income
Delaware Investments Family of Funds
Philadelphia, PA

Richard J. Flannery
President and Chief Executive Officer
Delaware Distributors, L.P.
Philadelphia, PA

Investment Manager
Delaware Management Company
Philadelphia, PA

International Affiliate
Delaware International Advisers Ltd.
London, England

National Distributor
Delaware Distributors, L.P.
Philadelphia, PA

Shareholder Servicing, Dividend Disbursing and Transfer Agent
Delaware Service Company, Inc.
Philadelphia, PA

2005 Market Street
Philadelphia, PA 19103-7057


(4449)                                        Printed in the USA
SA-CORN [2/01] BUR 4/01                                     J6946